SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to
      Section 240.14a-11(c) or Section 240.14a-12

                              The Beard Company
              ------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                       _______________________________
                  (Name of Person(s) Filing Proxy Statement
                        if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   Title of each class of securities to which transaction applies:
         _________________________________________________

   Aggregate number of securities to which transaction applies:
         _________________________________________________
   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _________________________________________________
   Proposed maximum aggregate value of transaction:
         _________________________________________________
   Total fee paid:  ________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    Amount previously paid:________________
    Form, Schedule or Registration Statement No.:__________________
    Filing Party:_________________________________
    Date Filed:_______________________________

                                    NOTICE OF

                                 ANNUAL MEETING

                                 OF STOCKHOLDERS

                                   TO BE HELD

                                  JULY 11, 2006

                               AND PROXY STATEMENT


                                THE BEARD COMPANY

                                THE BEARD COMPANY
                           Enterprise Plaza, Suite 320
                              5600 North May Avenue
                          Oklahoma City, Oklahoma 73112

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             Tuesday, July 11, 2006

TO THE STOCKHOLDERS OF THE BEARD COMPANY:

     We will hold our Annual Meeting of Stockholders at the Waterford Marriott Hotel, located at 6300 Waterford Boulevard, Oklahoma City, Oklahoma 73118 on Tuesday, July 11, 2006 at 9:00 a.m. local time. We are holding the meeting for the following purposes:

     (1) To elect two members of the Board of Directors for three (3) year terms.

     (2) Approval of the adoption of The Beard Company 2005 Deferred Stock Compensation Plan, as amended.

     (3)  Approval of the adoption of The Beard Company 2006 Stock Option Plan.

     (4) Ratification of the appointment of Cole & Reed, P.C. as our independent auditors for fiscal year 2006.

     (5) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     Holders of record of our common and preferred stock at the close of business on May 15, 2006, are entitled to vote at the meeting.

     In addition to the proxy statement and proxy card, a copy of our Annual Report on Form 10-K, which is not part of the proxy soliciting material, is enclosed.

     It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning a proxy card. You can revoke a proxy at any time prior to its exercise.

                                      By Order of the Board of Directors

                                      REBECCA G. VOTH
                                      Rebecca G. Voth
                                      Secretary

Oklahoma City, Oklahoma
June 6, 2006

                                THE BEARD COMPANY
                           Enterprise Plaza, Suite 320
                              5600 North May Avenue
                          Oklahoma City, Oklahoma 73112

                                 PROXY STATEMENT

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of The Beard Company of proxies to be voted at our Annual Meeting of Stockholders, to be held on Tuesday, July 11, 2006, and at any meeting following postponement or adjournment of the annual meeting. Unless the context requires otherwise, all references to "we" and "us" and "our" refer to The Beard Company.

     You are cordially invited to attend the annual meeting which will begin at 9:00 a.m. local time. The meeting will be held at the Waterford Marriott Hotel, 6300 Waterford Boulevard, Oklahoma City, Oklahoma 73118.

     We are first mailing this proxy statement, the proxy card and voting instructions on June 6, 2006, to stockholders of record at the close of business on May 15, 2006, the record date for the meeting.

     You can revoke your proxy at any time before it is voted at the meeting by giving written notice of your revocation to our Secretary prior to the meeting, by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting. Management urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately.

     All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions. If you return a signed proxy card without indicating how your shares should be voted on a matter and do not revoke your proxy, the shares represented by your proxy will be voted FOR the election of the nominees for Director named below (Proposal No. 1). To the extent contrary specifications are not given, your proxy will be voted FOR the approval of Proposal Nos. 2, 3 and 4 described below.

     If any other matters are properly presented at the annual meeting for consideration at the meeting or any postponement or adjournment thereof, the individuals named as proxies will vote the proxies in their discretion in the manner they believe to be in our best interest. At the date this proxy statement was first mailed to our shareholders, we did not know of any other matters that are to be presented at the annual meeting other than the four Proposals set forth below.

     The accompanying form of proxy has been prepared at our direction and is sent to you at the request of the Board of Directors. The proxies named herein have been designated by your Board of Directors.

     We will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on our behalf in person or by telephone by our directors, officers or employees, who will receive no additional compensation for soliciting. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our stock.

     OUR ANNUAL REPORT ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K (THE "FORM 10-K") INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, IS INCLUDED HEREWITH.


                            GOVERNANCE OF THE COMPANY

     Pursuant to the Oklahoma General Corporation Law and our by-laws, our business, property and affairs are managed by or under the direction of the Board of Directors. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. We currently have five members of the Board: W.M. Beard, Allan R. Hallock, Harlon E. Martin, Jr., Herb Mee, Jr. and Ford C. Price.


     The Board has three standing committees:

     o The Audit Committee, the members of which are: Ford C. Price (Chairman), Allan R. Hallock and Harlon E. Martin, Jr.;

     o The Compensation Committee, the members of which are: Allan R. Hallock (Chairman), Harlon E. Martin, Jr. and Ford C. Price; and

     o The Nominating/Corporate Governance Committee, the members of which are: Harlon E. Martin, Jr. (Chairman), Allan R. Hallock and Ford C. Price.

     The Board has determined that all of the directors other than Messrs. Beard and Mee, including those who serve on the above committees, are "independent" for purposes of Section 10A(m)(3) and Rule 10A-3(b) of the Securities Exchange Act of 1934. The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and compensation history, affiliations and family and other relationships and on discussions with the directors.

     The Board has adopted a charter for each of the three standing committees. You can find links to these materials on our website at:
http://www.beardco.com/governance.

     During 2005 the Board met six times and the committees held a total of 10 meetings. All of the directors attended more than 75% of the total number of meetings of the Board of Directors and the Board committees of which they were a member during 2005. At least quarterly, the non-management directors meet in private session without members of management. These sessions are presided over by Mr. Price, Chairman of the Audit Committee.

Audit Committee

     The Audit Committee focuses its efforts on the following three areas:

     o The adequacy of our internal controls and financial reporting process and the integrity of our financial statements;

     o    The independence and performance of our independent auditor; and

     o    Our compliance with legal and regulatory authority.

     The committee meets periodically with management to consider the adequacy of our internal controls and the financial reporting process. It also discusses these matters with our independent auditors and with our appropriate financial personnel. The committee reviews our financial statements and discusses them with management and the independent auditors before those financial statements are filed with the Securities and Exchange Commission.

     The committee regularly meets privately with the independent auditor, has the sole authority to retain and dismiss the independent auditors and periodically reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee.

     Audit Committee Financial Expert. The Board has determined that a member of the committee, Mr. Martin, is an "audit committee financial expert," as that term is defined in Item 401(h) of Regulation S-K, and "independent" for purposes of Section10A(m)(3) of the Securities Exchange Act of 1934.

                          REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee (the "Committee") with respect to our audited financial statements for the year ended December 31, 2005.

     The Committee is comprised of the three independent directors listed below and operates under a written charter adopted by the Board on June 14, 2000, and amended on March 9, 2006. The Charter, as amended, is attached as Exhibit A hereto. In its corporate oversight role, the Committee reviews our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     The Committee held seven meetings during 2005. The meetings were designed to facilitate open communication between the Committee, management and our independent public accountants, Cole & Reed, P.C. ("C&R"). At such meetings the Committee reviewed and discussed with C&R and management our audited consolidated financial statements and, when applicable, our unaudited interim financial statements.

     The Committee approves, in advance, all auditing services and permitted non-audit services to be performed for us by our independent auditor, subject to the de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee has delegated authority to the Committee Chairman, when appropriate, to grant advance approvals of audit and permitted non-audit services, with the proviso that such decisions be presented to the full Committee at its next scheduled meeting.

     The Committee discussed with C&R the matters required to be discussed by Statement of Auditing Standards No. 61, (Codification of Statements of Auditing Standards, AU ss. 380). C&R also provided to the Committee the written disclosures and the letter required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and the Committee has discussed with C&R its independence from the Company.

     Based on the review and discussions above, we recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2005.

     Although we are not listed on the Nasdaq Stock Market, all of the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the NASD's listing standards.

     The Committee has considered the services rendered by our principal accountant for the most recent fiscal year as described above and has concluded that the provision of such services is compatible with maintaining the principal accountant's independence.

By the Audit Committee:


Ford C. Price, Chairman
Allan R. Hallock
Harlon E. Martin, Jr.


Audit Fees

     The fees billed by C&R for the indicated services for fiscal years 2005 and 2004 were as follows:

                                  Fiscal Year 2005         Fiscal Year 2004
                                  ----------------         ----------------
Audit fees....................        $43,500(1)              $42,000(2)
Audit-related fees(3).........         14,535(4)                6,500
Tax fees......................          1,635                   1,000
All other fees................            465(5)                   --

--------------------

(1) Includes $13,500 for services rendered in 2005 and $30,000 for services rendered in 2006.

(2) Includes $12,000 for services rendered in 2004 and $30,000 for services rendered in 2005.

(3) Includes $7,450 and $6,500 for audit services related to the Company's 401(k) plan in 2005 and 2004, respectively.

(4) Also includes $2,465 for services rendered for preliminary planning procedures related to the implementation of internal controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002, prior to its being delayed for an additional year. Also includes $4,620 for services rendered for reviewing documents related to SEC Comment Letters, the Company's responses thereto, and for researching accounting literature related to such comments.

(5) Includes $465 for consultation about matters concerning a foreign subsidiary.


     Under its charter, the Audit Committee must pre-approve all auditing services and permitted non-audit services to be performed for us by our independent auditors, subject to the de minimus exceptions for permitted non-audit services. Each year, the independent auditor's retention to audit our financial statements, including the associated fee, is approved by the committee before the filing of the preceding year's annual report on Form 10-K. The committee has delegated to the Chairman of the committee the authority to evaluate and approve engagements for additional services in the event that a need arises for pre-approval between committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full committee at the next committee meeting.

     The rules of the Securities and Exchange Commission state that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved. During 2005 each new engagement was approved in advance by the Audit Committee except for a few instances where guidance was requested for the services regarding specific issues described in footnote D above, which made use of the de minimus exception to pre-approval contained in the Commission's rules.

     Following is a break-out of the percentage of fees required to be pre-approved by the committee that were pre-approved by the committee for the periods indicated:

                                 Fiscal Year 2005         Fiscal Year 2004
                                 ----------------         ----------------
Audit fees................              100%                     100%
Audit-related fees........              100%                     100%
Tax fees..................              100%                     100%
All other fees............              100%                      --

Nominating/Corporate Governance Committee

     The principal responsibilities of the Nominating/Corporate Governance Committee (the "NCG Committee") are as follows:

     o Developing and recommending criteria for evaluating and selecting candidates for election or re-election to the Board, and assisting the Board in identifying and attracting qualified director candidates;

     o Selecting and making recommendations to the Board on the director nominees for the next annual meeting of stockholders, and recommending individuals to fill vacancies when they occur;

     o    Determining Board committee structure and membership;

     o Reviewing at least annually the adequacy of our corporate governance principles and practices, and recommending any proposed changes to the Board for approval;

     o Reviewing any issues regarding the independence of directors or involving potential conflicts of interest, evaluating any change to the status of individual directors and making recommendations regarding the propriety of continued service; and

     o Developing and implementing an annual procedure for evaluating the Board's performance.

     The NCG Committee has adopted a charter. The Company's by-laws provide that nomination of election to the Board of Directors may be made by the Board of Directors or by any stockholder. The NCG Committee will consider nominees recommended by our shareholders if such recommendations are made in writing to the NCG Committee and delivered not less than 120 days before any meeting at which any directors are to be elected. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating shareholder is the beneficial record owner of our common stock. Such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected. If the shareholder complies with these procedures, the shareholder's nominees will receive the same consideration that nominees developed by the NCG Committee receive. Nominations should be delivered to the NCG Committee at the following address:
Nominating/Corporate Governance Committee, Attention: Harlon E. Martin, Jr., c/o The Beard Company, 5600 N. May Avenue, Suite 320, Oklahoma City, OK 73112.

     Currently, we do not employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

     The nominees for director this year are sitting directors who were nominated by the NCG Committee. Shareholders did not recommend any nominees for director at the 2006 Annual Stockholders Meeting.

     The NCG Committee met twice in 2005.

Compensation Committee

     The principal functions and requirements of the Compensation Committee are as follows:

     o Reviews the objectives, structure, cost and administration of our major compensation and benefit policies and programs.

     o Reviews and makes recommendations concerning remuneration arrangements for senior management, including the specific relationship of corporate performance to executive compensation.

     o Reviews our performance versus the CEO's compensation and establishes measures of the Company's performance upon which the CEO's compensation is based.

     o    Administers our compensation, benefit and incentive plans.

     The Compensation Committee met one time in 2005.

Code of Ethics

     We have adopted The Beard Company Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, and the principal executive officers and principal accounting officers of our Coal and China Segments. Our Code of Ethics is publicly available on our website at http://www.beardco.com/governance. If we make any substantive amendments to our Code of Ethics or grant any waiver, including any implicit waiver, from a provision of this Code to our executive officers, we will disclose the nature of such amendment or waiver on our website.

Compensation of Outside Directors

     Messrs. Hallock, Martin and Price received $9,800, $9,650 and $9,550, respectively, of deferred fees and compensation under our Deferred Stock Compensation Plan (the "Plan") for services rendered in 2005. (See: "EXECUTIVE COMPENSATION - Deferred Stock Compensation Plans and Securities Authorized for Issuance Under Equity Compensation Plans" for additional details). Under the Plan, the electing officers and directors could defer all or a portion of their fees and compensation until termination of service or termination of the Plan, at which time the accounts are settled by distribution of a number of shares of our common stock equal to the number of Units credited under the Plan. A Unit is equal to the amount deferred divided by the fair market value of a share of common stock on the date of deferral. In 2005 the non-management directors each received $1,500 per quarter for their services, and also received the following fees for directors' meetings which they attended: annual and 1-1/2 day meetings -- $750; regular meeting -- $500; telephone meeting -- $100 to $300 depending upon the length of the meeting. Messrs. Hallock, Martin and Price received $2,950, $3,250 and $2,700, respectively, for such attendance in 2005. Messrs. Hallock, Martin and Price also receive a small year-end bonus depending upon their length of service as directors of us and Beard Oil Company ("Beard Oil"). Such bonus amounted to $850 each for Messrs. Hallock and Price and $400 for Mr. Martin in 2005. All of the directors deferred their quarterly fees, attendance fees and year-end bonuses pursuant to the Plan. We also provided some health benefits for our non-management directors who are not otherwise covered and the value of these benefits is included in the above compensation amounts. Messrs. Hallock, Price and Martin received $4,339, $337 and $-0-, respectively, of such compensation during the year. None of the directors received additional compensation in 2005 for their committee participation. Outside directors also receive reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee in 2005 were Allan R. Hallock, Harlon E. Martin, Jr., and Ford C. Price. None of the members have ever been an officer or employee of us or any of our subsidiaries, and no "compensation committee interlocks" existed during 2005.

Stockholder Communications with Directors

     Our stockholders who want to communicate with the Board or any individual director directly can write to:

                            The Beard Company
                            Board Administration
                            c/o Ford C. Price
                            6608 N. Western #627
                            Oklahoma City, OK 73116

     Your letter should indicate that you are a stockholder. The Audit Committee will review each letter to the directors to determine the appropriate action to take with respect to each letter. Depending on the subject matter, the Audit Committee will:

     o Forward the communication to the director or directors to whom it is addressed;

     o Forward the communication to management, for example where it is a request for information about the Company or it is a stock-related matter; or

     o Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

     At each Board meeting, the Audit Committee will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

Director Attendance at Annual Meetings

     Our annual stockholders' meetings do not usually fall in conjunction with our regularly scheduled quarterly Board meetings. We encourage our outside directors to attend the stockholders' meetings even if they do not fall on the date of a Board meeting, but do not reimburse for attendance unless it is in conjunction with a Board meeting. In 2005 all of our directors attended our annual stockholders' meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent (10%) of a registered class of our equity securities (collectively "reporting persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of Forms 3, 4 and 5 furnished to us and information received from each reporting person which includes written representations that no reports were required during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its reporting persons were complied with, except as follows: Jack A. Martine and Rebecca G. Voth each inadvertently failed to timely file a Form 4 reflecting the grant of a stock option on February 6, 2005. Form 4's reflecting such grants were filed on March 1, 2005. Mr. Price inadvertently failed to timely file a Form 4 reflecting the transfer of shares from direct ownership to his trust on November 30, 2005. A Form 4 reflecting the transfer was filed on January 17, 2006. Mr. Hallock inadvertently failed to timely file a Form 4 reflecting the transfer of shares from direct ownership to his trust on January 4, 2006. A Form 4 reflecting the transfer was filed on January 5, 2006.


                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

     Our Certificate of Incorporation (the "Certificate") provides for a Board of Directors of not more than nine nor less than three directors, including one director elected by the preferred stockholders, as determined from time to time by the Board. Our preferred stockholders filled the directorship vacancy which they were entitled to fill in February 1994 by the election of Michael E. Carr, who resigned effective February 1, 2002. To date the sole remaining preferred stockholder has not elected to fill such vacancy. The Certificate also provides that the portion of the Board of Directors which is elected by the Beard common stockholders shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year.

     At the meeting, two directors are to be elected by the common stockholders for a three-year term expiring at the date of the Annual Meeting of Stockholders in 2009. The terms of Messrs. Allan R. Hallock and Ford C. Price expire this year, and they will be the two nominees for terms expiring in 2009.

     The persons named in the proxy card will vote such proxy for the election of the above-named nominees, unless you indicate that your vote should be withheld. Each nominee has served continuously as director of the Company or of its predecessors since first elected. Messrs. Hallock and Price have indicated to us that they will serve if elected. We do not anticipate that either of the nominees will be unable to stand for election, but if that happens, the resulting vacancy will be filled at such time as the Board finds a suitable candidate. The election of directors at this meeting will be by plurality vote. The directors elected at the Annual Meeting will serve for three-year terms and until their respective successors are elected and qualified, in accordance with the provisions of the Certificate and our By-Laws.

     Certain information with respect to the nominees for Director and three Directors whose terms do not expire this year is as follows:

Nominees for Election for a Term of Three Years Expiring in 2009:

Nominee (age), year first became a Director of The Beard Company or Beard Oil
Company:

Allan R. Hallock (76), 1986

     Allan R. Hallock was elected as our director in 1993. He served as a director of Beard Oil from 1986 until 1993. Mr. Hallock is currently an independent consulting geologist. He served as Vice President and Exploration Manager of Gemini Corporation from 1970 until 1986.

Ford C. Price (68), 1987

     Ford C. Price was elected as our director in 1993. He served as a director of Beard Oil from 1987 until 1993. From 1961 until 1986 Mr. Price served in various capacities with The Economy Company, a privately-held schoolbook publishing company, last serving as its Chairman of the Board and Chief Executive Officer. Mr. Price is a private investor.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

Directors to Continue in Office with Terms Expiring in 2007:

Harlon E. Martin, Jr. (58), 1997

     Harlon E. Martin, Jr. was elected as our director in October 1997. Mr. Martin has served as the principal of H. E. Martin & Company, a Houston investment banking firm, since its founding in 1990. He was a co-founder of GTM Securities Corp. in 1985 and served as a principal of such firm until 1989. H.
E. Martin & Company is not a parent, subsidiary, or other affiliate of us.

Herb Mee, Jr. (77), 1974

     Herb Mee, Jr. has served as our President since 1989 and as our Chief Financial Officer since 1993. He has served as President of Beard Oil, our predecessor, since 1973 and as its Chief Financial Officer since 1993. He has also served as a director of us and Beard Oil since their incorporation. Mr. Mee served as President of Woods Corporation, a New York Stock Exchange diversified holding company, from 1968 to 1972 and as its Chief Executive Officer from 1970 to 1972.

Director to Continue in Office with Term Expiring in 2008:

W. M. Beard (77), 1974

     W.M. Beard has served as our Chairman of the Board and Chief Executive Officer since 1992. He previously served as our President and Chief Executive Officer from our incorporation in 1974 until 1985. He has served Beard Oil as its Chairman of the Board and Chief Executive Officer since 1969. He has also served as a director of us and Beard Oil since their incorporation. Mr. Beard has been actively involved since 1952 in all management phases of us and Beard Oil from their inception, and as a partner of their predecessor company.

     There is no family relationship between any of our directors or executive officers.


                          VOTING SECURITIES OUTSTANDING

     As of April 27, 2006, 5,539,210 shares of our common stock and 27,838 shares of our preferred stock had been issued and were outstanding. Each share of common stock is entitled to one vote on all matters presented at the meeting. Each share of preferred stock was convertible into 10.63040274 (295,929) shares on the record date, and (iii) is entitled to one vote for each full share of common stock into which it was convertible. Accordingly, a total of 5,835,139 votes are entitled to be cast at the meeting, and the holder of the preferred stock is entitled to cast 13.09% of such votes. Only holders of common stock and preferred stock of record at the close of business on May 15, 2006, will be entitled to vote at the meeting.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The table below sets forth information, as of April 27, 2006, with respect to the beneficial ownership of shares of the company by each person who is known to us to be the owner of five percent of our outstanding stock, by each Director or nominee for Director, by each of the executive officers named in the Compensation Table contained at page 17 hereof, and by all Directors and executive officers as a group. Unless otherwise noted, the person named has sole voting and investment power over the shares reflected opposite his name.


                                                                                   Total Shares
                                                                  Options,         Beneficially
                                                                Warrants and          Owned
                                                                Benefit Plan         Assuming
                                               Outstanding    Shares Exercis-       Exercise or                        Percent of
                                                  Shares       able and Notes      Conversion of                         Shares
                                               Beneficially     Convertible          Column (B)                         Entitled
                                                  Owned        Within 60 Days         Shares          Percent of        to Vote
                                               ------------   ---------------      -------------      Beneficial        at the
                   Name                            (A)              (B)                (C)            Ownership         Meeting<F15>
----------------------------------------       ------------   ---------------      -------------      ----------       ----------

John Hancock Financial Services,
  Inc.("Hancock").........................        763,989<F1>       None             763,989<F1>         13.09%          13.09%
57th Floor
200 Clarendon Street
Boston, Massachusetts 02117

7HBF, Ltd. ("7HBF").......................          None         1,755,000<F2>     1,755,000<F2>         24.06%           None
2891 Glenda Avenue
Fort Worth, Texas 76117-4391

The William M. Beard and Lu Beard
  1988 Charitable Unitrust ("Unitrust")...        828,958<F3>       None             828,958<F3>         14.97%          14.21%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

The Beard Group 401(k) Trust
  c/o InvesTrust, N.A. ("InvesTrust"),
  Trustee.................................        368,686<F4>       None             368,686<F4>          6.66%           6.32%
5101 N. Classen, Suite 620
Oklahoma City, OK 73118

Boatright Family, L.L.C. ("Boatright")....          None           493,333<F5>       493,333<F5>          8.18%           None
4932 N. W. 31st Street
Oklahoma City, OK 73122

Allan R. Hallock Trust ("ARH Trust").....         323,068<F6>      150,000<F6>       473,068<F6>          8.32%           5.54%
#2 Cleek Way
Columbine Valley, CO 80123

W. M. Beard..............................       2,121,043<F7>       87,410<F7>     2,208,453<F7>         39.25%          35.81%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Lu Beard.................................         831,476<F8>        None            831,476<F8>         15.01%          14.25%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Herb Mee, Jr. ...........................         798,170<F9>       10,000<F8>       808,170<F9>         14.56%          13.66%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Allan R. Hallock.........................         326,818<F10>     153,743<F10>      480,561<F10>         8.44%           5.60%

Ford C. Price............................         159,030<F11>      93,743<F11>      252,773<F11>         4.49%           2.73%

Harlon E. Martin, Jr.....................         105,353<F12>       3,385<F12>      108,738<F12>         1.96%           1.81%

All directors and executive officers
  as a group (8 in number)...............       3,280,662<F13>     384,531         3,665,193<F14>        61.87%<F13>     56.22%<F14>

----------------------

<F1>
     Includes 468,060 common shares and 27,838 preferred shares which were convertible into 295,929 common shares on April 27, 2006.
     Hancock owns 100% of our issued and outstanding preferred stock. All shares are owned directly and are held by Hancock on behalf of itself and affiliated entities.
<F2>
     Includes $1,755,000 of 12% Convertible Subordinated Notes due 2010 (the "2010 Notes") presently convertible into 1,755,000 common shares. The 2010 Notes are owned directly by 7HBF and are deemed to be owned indirectly by 7HBF Management Company, Ltd.
     ("Management") as general partner. Randall W. Harvison and John D. Harvison are managers of Management and may be deemed to have beneficial ownership of such shares; however, they disclaim any beneficial ownership of such securities.
<F3>
     Represents shares owned directly by the Unitrust, of which Mr. Beard and his wife, Lu Beard, serve as co-trustees and share voting and investment power.
<F4>
     Represents shares owned by The Beard Group 401(k) Trust (the "401(k) Trust"). Shares held by the 401(k) Trust are owned by the participating employees, each of whom has sole voting and investment power over the shares held in his or her account.
     Investrust has the sole discretion to vote shares for which it has received no directions from the participants. Includes
     88,101 and 233,308 shares held for the accounts of Messrs. Beard and Mee, respectively.
<F5>
     Includes 320,000 presently exercisable warrants held by Boatright which are exercisable at prices ranging from $0.135 to
     $0.242365 per share. Also includes $390,000 of 12% Convertible Subordinated Notes due 2009 (the "2009 Notes") held by Boatright which are presently convertible into 173,333 common shares. Peter Boatright, as Manager, has the sole voting power in the event the warrants should be exercised or the 2009 Notes are converted. Peter Boatright, Frances Boatright (his wife) and the
     Boatright Irrevocable Trust are the beneficial owners of the warrants and 2009 Notes. Joy Heiman is the Trustee of the Trust.
<F6>
     Includes 323,068 common shares, $60,000 of 2010 Notes presently convertible into 60,000 common shares, and $160,362 of 2009
     Notes presently convertible into 90,000 common shares, all of which are owned directly by the ARH Trust of which Mr. Hallock and his wife, Jane Hallock, serve as co-trustees and share voting and investment power.
<F7>
     Includes 871,842 shares owned directly by Mr. Beard as to which he has sole voting and investment power; 828,958 shares owned directly by the Unitrust as described in footnote (3) above; 72,428 shares held by the William M. Beard Irrevocable Trust "A,"
     90,348 shares held by the William M. Beard Irrevocable Trust "B," and 125,322 shares held by the William M. Beard Irrevocable
     Trust "C" (collectively, the "Beard Irrevocable Trusts") of which Messrs. Beard and Herb Mee, Jr. are trustees and share voting and investment power; 10,106 shares each held by the John Mason Beard II Trust and by the Joseph G. Beard Trust as to which Mr.
     Beard is the trustee and has sole voting and investment power; 3,834 shares held by the Rebecca Banner Beard Lilly Living Trust as to which Mr. Beard is a co-trustee and shares voting and investment power with his daughter; 88,101 shares held by (the
     401(k) Trust for the account of Mr. Beard as to which he has sole voting and investment power; and 19,998 shares held by B & M
     Limited, a general partnership ("B&M"), of which Mr. Beard is a general partner and shares voting and investment power with Mr.
     Mee. Also includes 10,000 shares subject to presently exercisable warrants held by B&M, 35,040 shares reserved in Mr. Beard's account in the Company's 2005 Deferred Stock Compensation Plan (the "2005 DSC Plan") which will be distributed upon his death, disability, retirement or termination or upon Plan termination, and 42,370 shares reserved in Mr. Beard's account in the
     Company's 2003-2 Deferred Stock Compensation Plan (the "2003-2 DSC Plan") which are distributable to him this year. Excludes
     338,957 shares held in the plan which will be distributed in annual installments of approximately 42,370 shares per year from
     2007 through 2014 pursuant to his binding election under the Plan, and 2,518 shares owned by his wife as to which Mr. Beard disclaims beneficial ownership.
<F8>
     Includes 828,958 shares owned by the Unitrust, of which Mr. and Mrs. Beard serve as co-trustees and share voting and investment power. Also includes 2,518 shares owned directly by Mrs. Beard as to which she has sole voting and investment power.
<F9>
     Includes 173,110 shares owned directly by Mr. Mee as to which he has sole voting and investment power; 74,456 shares held by
     Mr. Mee and Marlene W. Mee, his wife, as joint tenants as to which he shares voting and investment power with Mrs. Mee, 9,200 shares held by Mee Investments, Inc., as to which Mr. Mee has sole voting and investment power; 19,998 shares and 10,000 shares subject to presently exercisable warrants held by B & M as to all of which Mr. Mee shares voting and investment power with Mr.
     Beard but as to which Mr. Mee has no present economic interest; and 233,308 shares held by the 401(k) Trust for the account of
     Mr. Mee as to which he has sole voting and investment power. Also includes 288,098 shares held by the Beard Irrevocable Trusts as to which Mr. Mee is a co-trustee and shares voting and investment power with Mr. Beard but as to which Mr. Mee has no pecuniary interest and disclaims beneficial ownership. Excludes 142,586 shares reserved in Mr. Mee's account in the 2003-2 DSC
     Plan which will be distributed in annual installments of approximately 23,764 shares per year from 2007 through 2012 pursuant to his binding election under the Plan, and 66 shares owned by Mrs. Mee, as to which Mr. Mee disclaims beneficial ownership.
<F10>
     Includes 323,068 shares; $60,000 of 2010 Notes presently convertible into 60,000 common shares and $160,362 of 2009 Notes presently convertible into 90,000 common shares, all of which are held by the ARH Trust as to which Mr. Hallock shares voting and investment powers with his wife; 3,750 shares held by an IRA for the benefit of Mr. Hallock as to which he has sole voting and investment power; and 3,743 shares reserved in Mr. Hallock's account in the 2005 DSC Plan which will be distributed upon his death, disability, retirement or termination or upon Plan termination.
<F11>
     Includes 154,132 shares and $90,000 of 2010 Notes presently convertible into 90,000 common shares held by the FCP Trust as to which Mr. Price has shared voting and investment power; 4,898 shares held by an IRA for the benefit of Mr. Price as to which he has sole voting and investment power; and 3,743 shares reserved in Mr. Price's account in the 2005 DSC Plan which will be distributed upon his death, disability, retirement or termination or upon Plan termination.
<F12>
     Includes 105,353 shares held directly by Mr. Martin as to which he has sole voting and investment power, and 3,385 shares reserved in Mr. Martin's account in the 2005 DSC Plan which will be distributed upon his death, disability, retirement or termination or upon Plan termination.
<F13>
     Includes 1,588,118 shares as to which directors and executive officers have sole voting and investment power and 1,692,544 shares as to which they share voting and investment power with others. Shares reflect the applicable ownership of Column (A)
     shares. Percentage represents the percent of Column (A) shares.
<F14>
     Includes 1,712,649 shares as to which directors and executive officers have sole voting and investment power and 1,952,544 shares as to which they share voting and investment power with others. Shares reflect the applicable ownership of Column (C)
     shares. Percentage represents the percent of Column (C) shares.
<F15>
     Percentage represents the percent of Column (A) shares.


                                STOCK PERFORMANCE

     The following performance graph compares our cumulative total stockholder return on our common stock against the cumulative total return of the NASDAQ Market Index and the SIC Code Index of the Bituminous Coal, Surface Mining Industry compiled by Hemscott, Inc. for the period from December 31, 2000 through December 31, 2005. The performance graph assumes that the value of the investment in our stock and each index was $100 on December 31, 2000, and that any dividends were reinvested. We have never paid dividends on our common stock.

                               [GRAPHIC OMITTED]

                                        December      December      December      December      December      December
                                          2000          2001          2002          2003          2004          2005
                                      ------------- ------------- ------------- ------------- ------------- -------------
The Beard Company                        100.00        200.00         65.71         71.43        342.86        714.29

Bituminous Coal, Surface
    Mining Industry Index                100.00        114.79        112.73        191.82        294.47        446.83

NASDAQ Market Index                      100.00         79.71         55.60         83.60         90.63         92.62



     The Industry Index chosen consists of the following companies: Arch Coal, Inc., Consol Energy, Inc., Foundation Coal Holdings, Headwaters Inc., Heartland Oil & Gas Corp., International Coal Group Inc., James River Coal Company, National Coal Corp., Peabody Energy Corp., Westmoreland Coal Co. and Yanzhou Coal Mining Co.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors (the "Board") establishes our general compensation policies. The Committee meets once each year to establish specific compensation levels for the chairman/chief executive officer ("CEO") and the president/chief financial officer ("CFO") and to review the executive officers' compensation generally. (The compensation for executive officers other than the CEO and CFO is determined by the CEO and CFO).

     The Committee's goal in setting executive compensation is to motivate, reward and retain management talent who support our goals of increasing stockholder value. This goal is to provide competitive levels of compensation that relate to our long-term performance goals and objectives and reward outstanding corporate performance. The Committee endeavors to achieve these objectives through a combination of base salary, cash bonuses and stock options.

     The Committee believes that the total compensation of our CEO, CFO and other executive officers should be tied to our success in achieving long-term growth in earnings, cash flow and stock price per share. The Committee also believes that the total cash compensation of such officers should, to the extent possible, be similar to the total cash compensation of similarly situated executives of peer group public companies. To date neither we nor the Committee have been able to establish a peer group which we feel is comparable enough in size, financial structure and diversity of operations to establish a valid comparison.

     No executive officer's compensation for 2005 exceeded the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, as amended, and the same result is anticipated for 2006. The Committee does not anticipate that any executive officer's compensation would approach the threshold level in the foreseeable future.

     Base Salaries. No salary increases have been granted to our top two executive officers since September of 1990. No changes in base salary are currently under consideration for any of the executive officers because of our poor operating results in 2003, 2004 and 2005. Because of our continuing fragile cash position, (i) the CEO has deferred 90% of his salary since January 1, 2003 and the President deferred 40% of his salary from February 1, 2003 until October 31, 2005.

     Cash Bonuses. All of our employees and directors receive a small year-end bonus depending upon their length of service as employees of us or Beard Oil. Because of the overall financial results, no other cash bonuses have been paid to executive officers during the last three fiscal years. The CEO and all of the directors elected to defer all of their year-end bonuses for calendar years 2003, 2004 and 2005. The CFO deferred all of his year-end bonuses for calendar years 2003 and 2004.

     Beard Group 401(k) Plan. One of our principal benefits has been our 401(k) Plan, which included a 100% match (up to a cap of 5% of gross salary) in order to encourage participation. Due to our deteriorating cash position we notified all participants on July 8, 2002, that we were suspending the 100% match effective July 16, 2002 until further notice.

     One of the investment options available under our 401(k) Plan is the option for each participant to invest all or part of his investment account in our common stock (the "Stock Fund"). The Committee feels that this option is important because it enables key management members to increase their ownership in us, further aligning their interests with those of the stockholders. Both the CEO and CFO have the majority of their 401(k) invested in the Stock Fund.

     Deferred Stock Compensation Plans. The 2003-2 DSC Plan, as amended, authorized the issuance of 800,000 shares. As of December 31, 2005, a total of 797,812 Stock Units had been credited to the accounts of Messrs. Beard, Mee, Hallock, Martin and Price based upon their deferral of $425,100 of Fees and Compensation during the 25-1/2 months the Plan was in operation. The Plan was terminated on November 17, 2005.

     On November 17, 2005, we adopted the 2005 DSC Plan to provide a means to promote ownership of a greater proprietary interest by our officers and directors, thereby aligning their interests more closely with the interests of our stockholders. The 2005 DSC Plan and three predecessor plans were extremely important during 2001-2005 as a mechanism to conserve our cash. The 2005 DSC Plan was later amended to authorize the issuance of 200,000 shares of common stock.

     (See Proposal No. 2 below for additional details concerning the termination of the 2003-2 DSC Plan and the adoption of the 2005 DSC Plan).

     Stock Option Plans. The Committee desires to reward long-term strategic management practices and enhancement of stockholder value through the award of stock options. The Committee believes that stock options encourage increased performance by our key employees by providing incentive to employees to elevate the long-term value of our common stock, thus aligning the interests of our employees with the interests of our stockholders. Additionally, stock options build stock ownership and provide employees with a long-term focus. However, because of their conviction that management should not reap the benefit of a low option grant price until the Company's performance had achieved a recognizable turnaround, the Committee did not grant any stock options during the three year period ended August 26, 2003, under the 1993 Stock Option Plan prior to its termination on such date, even though there was latitude to do so.

     On May 1, 2006, we adopted the 2006 Stock Option Plan, which authorizes the granting of up to 100,000 shares of our common stock. Incentive stock options of 15,000 shares each were granted to three key employees on such date in lieu of any salary increases. No grants were made to the CEO or CFO. (Additional details concerning the Plan are contained in Proposal No. 3 below).

CEO Compensation

     W. M. Beard has been Chairman and CEO of the Company and its predecessors since 1974. Mr. Beard's 2005 base salary was $132,000, and has not increased since 1990. He receives, along with all other Beard employees, a small year-end bonus based on length of service. A 50,000 share option was granted to Mr. Beard in 1994. Mr. Beard exercised 75% of his outstanding option in 1998. He did not elect to exercise the final 25% because it was "under water" when it expired on October 31, 2004. Based on our profitability and their existing share ownership, the granting of any additional stock options to Mr. Beard and Mr. Mee was not considered by the Committee in 2005. The Committee may consider the awarding of additional options to key management members, including Mr. Beard, in 2006 and subsequent years. Any such grants will depend upon our profitability at such time, the outlook for our various businesses and the Committee's determination of the need to provide additional incentives to management.

By the Compensation Committee:

Allan R. Hallock, Chairman
Harlon E. Martin, Jr.
Ford C. Price

                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

     The table below sets forth sets forth the compensation we and our subsidiaries paid or accrued during each of the last three fiscal years to our Chief Executive Officer and each of our other most highly compensated executive officers (hereafter referred to as the named executive officers), whose aggregate salary and bonus exceeded $100,000, for any of the fiscal years ended December 31, 2005, 2004 and 2003:

                           SUMMARY COMPENSATION TABLE

                                                             Long Term
                            Annual Compensation         Compensation Awards
-------------------------------------------------    ---------------------------
                                                       Common
                                                        Stock
  Name and                  Salary        Bonus        Awards          LTIP
  Principal                  (1)           (2)           (3)          Payouts
  Position         Year      ($)           ($)           (#)            ($)
  --------         ----      ---           ---           ---            ---

W. M. Beard        2005    13,200(4)      -0-(4)       95,922       121,400(4)
Chairman & CEO     2004    13,200(4)      -0-(4)          -0-       121,350(4)
                   2003    13,200(4)      -0-(4)      677,612       121,300(4)
Herb Mee, Jr.      2005    88,000(5)     1,600(5)      46,617        44,000(5)
President & CFO    2004    79,200(5)      -0-(5)          -0-        54,350(5)
                   2003    83,600(5)      -0-(5)       90,964        49,900(5)

------------------------
(1) Amounts shown include cash compensation earned and received by the named executive officers. Amounts shown exclude cash compensation earned but deferred pursuant to our applicable DSC Plans.

(2)  Bonus for length of service with us or Beard Oil.

(3) In 2005 Messrs. Beard received 95,922 shares and $1.16 in cash, and Mr. Mee received 46,617 shares and $1.49 in cash upon termination of our 2003-2 DSC Plan. In 2003 Messrs. Beard and Mee received 497,994 and 11,664 shares of common stock, respectively, upon termination of our DSC Plan and 179,618 and 79,300 shares of common stock, respectively, upon termination of our 2003 DSC Plan. All share numbers have been adjusted to reflect our 2-for-1 stock split effected in August of 2004. The cash paid for fractional shares has not been reflected in the above table.

(4) In 2005 Mr. Beard deferred 90% ($118,800) of his salary during the year and all ($2,600) of his length of service bonus for the year; In 2004 Mr. Beard deferred 90% ($118,800) of his salary during the year and all ($2,550) of his length of service bonus for the year; in 2003 Mr. Beard deferred 90% ($118,800) of his salary during the year and all ($2,500) of his length of service bonus for the year.

(5) In 2005 Mr. Mee deferred 40% ($44,000) of his salary for the first 10 months of the year; in 2004 Mr. Mee deferred 40% ($52,800) of his salary for the year and all ($1,550) of his length of service bonus for the year; in 2003 Mr. Mee deferred 40% ($48,400) of his salary during the last 11 months of the year and all ($1,500) of his length of service bonus for the year.


Deferred Stock Compensation Plans

     The 2003-2 DSC Plan. On September 30, 2003, our Board of Directors adopted the 2003-2 DSC Plan and authorized the issuance of a maximum of 200,000 shares of our common stock that could be distributed in settlement of Stock Unit Accounts under such Plan. On February 13, 2004, the Board amended the 2003-2 DSC Plan to increase the number of authorized shares thereunder to 400,000. On June 15, 2004, the stockholders approved the 2003-2 DSC Plan, as amended. As a result of our 2-for-1 stock split effected as of the close of business on August 6, 2004, the number of authorized shares increased to 800,000. On November 17, 2005, the total number of shares that had been credited to the participants' Stock Unit Accounts in the 2003-2 DSC Plan was approaching the maximum number of shares (800,000) that had been authorized for issuance thereunder and accordingly our Board terminated the Plan on that date.

     Upon termination of the Plan, a total of 797,812 Stock Units had been credited to the participants' Stock Unit Accounts in the Plan based upon the participants' deferral of $425,100 of Fees or Compensation. At year-end 2005, a total of 217,653 shares had been distributed to the participants, four fractional shares had been cashed out, and 580,155 additional shares remained to be distributed to participants who had elected the equal annual installments distribution method. All of such shares were issued from authorized but unissued shares. (See Proposal No. 2 below for additional details).

     The 2005 DSC Plan. Upon the recommendation of management, our Board also took action on November 17, 2005, to adopt the 2005 DSC Plan and to authorize the issuance of a maximum of 100,000 shares of our common stock that may be distributed in settlement of Stock Unit Accounts under such Plan. On April 27, 2006 the Board amended the 2005 DSC Plan to increase the number of authorized shares under the Plan to 200,000. (See Proposal No. 2 below for additional details).

Stock Option Plans

     The 2006 Stock Option Plan. On May 1, 2006, our Board of Directors adopted The Beard Company 2006 Stock Option Plan (the "2006 Stock Option Plan") and authorized the issuance of a maximum of 100,000 shares of our common stock that could be distributed in settlement of Stock Options under such Plan. (See Proposal No. 3 below for additional details).

Securities Authorized for Issuance Under Equity Compensation Plans<F1>
Plan category                  Number of securities to                Weighted-average          Number of securities remaining
                               be issued upon exercise                 exercise price of        available for future issuance
                               of outstanding options, warrants       outstanding options,      under equity compensation plans
                               and rights<F3>                         warrants and rights       (excluding securities reflected
                                                                                                in column (a))
                                              (a)                             (b)                             (c)
                               -----------------------------------    ----------------------    ---------------------------------
 Equity compensation plans           1993 SO Plan - 26,250<F2>               $2.08<F2>                        None
 approved by security holders     2003-2 DSC Plan - 580,155<F3>              $0.53<F3>                        None

 Equity compensation plans
 not approved by security
 holders                          2005 DSC Plan   - 17,935<F4>               $1.46<F4>                       82,065
                               -----------------------------------    ----------------------    ---------------------------------
Total                              All Plans      - 624,340                  $0.62                           82,065
                               ===================================    ======================    =================================
---------------

<F1>
     The numbers shown in the above table are as of December 31, 2005.
<F2>
     The 1993 Stock Option Plan, as amended and as adjusted for subsequent stock splits, authorized the issuance of 412,500 shares of common stock. Stockholders approved the initial plan and all subsequent amendments. The Plan terminated on August
     26, 2003.
<F3>
     The 2003-2 Deferred Stock Compensation Plan, as amended, which authorized 800,000 shares to be issued, was approved by the stockholders at the 2004 Annual Stockholders' Meeting. At the time the Plan was terminated on November 17, 2005, a total of
     797,812 Stock Units had been credited to the Participants' Stock Unit Accounts based upon the Participants' deferral of
     $425,100 of Fees or Compensation. At year-end 2005, a total of 217,653 shares had been distributed to the Participants, 4 fractional shares had been cashed out, and 580,155 additional shares remained to be distributed to Participants who had elected the equal annual installments distribution method. As of April 27, 2006, an additional 56,242 shares had been distributed, leaving 523,913 shares to be issued.
<F4>
     The 2005 Deferred Stock Compensation Plan, which authorized 100,000 shares to be issued, was adopted by the Board of
     Directors on November 17, 2005. As of December 31, 2005, a total of 17,935 Stock Units had been credited to the
     Participants' Stock Unit Accounts based upon the Participants' deferral of $26,150 of Fees or Compensation. As a result of the increase in the number of shares available for issuance under the 2005 DSC Plan, as of April 27, 2006, there were
     154,089 shares available for issuance under the 2005 DC Plan. As of April 27, 2006, a total of 45,911 shares had been credited to the Participants' Accounts, based upon the Participants' deferral of $66,800 of Fees or Compensation. The Plan is one of the Proposals being presented for approval by stockholders at the 2006 Annual Stockholders' Meeting.

                             APPROVAL OF ADOPTION OF
                                THE BEARD COMPANY
                      2005 DEFERRED STOCK COMPENSATION PLAN
                                (Proposal No. 2)

     On November 17, 2005, a total of 797,812 Stock Units had been credited to the Participants' Stock Unit Accounts in The Beard Company 2003-2 Deferred Stock Compensation Plan, as amended, virtually exhausting the 800,000 Shares that had been authorized for issuance under the Plan, and our Board of Directors (the "Board") terminated the Plan as of that date. A total of 273,895 Shares have since been distributed to the five Participants in the Plan and four fractional Shares have been cashed out, leaving 523,913 Shares to be issued.

     Upon the recommendation of management, our Board took action as of that same date to adopt The Beard Company 2005 Deferred Stock Compensation Plan (the "2005 DSC Plan") and to authorize the issuance of a maximum of 100,000 Shares of our common stock that may be distributed in settlement of Stock Unit Accounts under such Plan. On April 27, 2006, our Board amended the Plan to authorize the issuance of 200,000 Shares of common stock. The 2005 DSC Plan, as amended, provides that it will become effective November 17, 2005, subject to approval of our shareholders by the affirmative vote of a majority of shares of the Company present, or represented, and entitled to vote on the subject matter, at our 2006 Annual Meeting of Shareholders at which a quorum is present or by a written consent of the holders of a majority of our then outstanding shares.

     The 2005 DSC Plan is intended to advance the interests of the Company and its stockholders by providing a means to attract and retain highly-qualified persons to serve as officers and Directors and to promote ownership by officers and directors of a greater proprietary interest in the Company, thereby aligning such interests more closely with the interests of our stockholders. In addition, due to our recent and present need to conserve cash, it has been a valuable tool in reducing our cash outflow.

     A copy of the 2005 DSC Plan, as amended, is attached to this Proxy Statement as Exhibit B and the description contained herein is qualified in its entirety by reference to the complete text thereof. Capitalized terms used below not otherwise defined herein shall have the meaning ascribed to them in the 2005 DSC Plan.

     As of April 27, 2006, the compensation and fees which had been credited to the individual participants' Stock Unit Accounts in the 2005 DSC Plan and which will ultimately be converted into our common stock, totaled $66,800.

     The 2005 DSC Plan, as amended, enables our officers and directors to defer compensation and fees in cash and to elect payments of such compensation and fees in our common stock. All officers and directors are automatically entitled to participate in the 2005 DSC Plan. There are currently eight individuals eligible for the 2005 DSC Plan, including the five current executive officers (two of whom are also directors - the "Executive Group"), and the three current outside directors (the "Non-Executive Director Group"). Non-Executive Directors may elect to defer a minimum of 25% of their compensation and fees or a greater amount in 25% increments and officers may elect to defer a minimum of 10% of compensation and fees or a greater amount in 5% increments. All compensation and/or fees deferred under the 2005 DSC Plan will be credited to the individual participant's Stock Unit Account and will then be converted into our common stock by dividing the amount of compensation and fees deferred by the fair market value of one share of common stock as of the date the compensation or fees would have otherwise been paid. Once a person ceases to be an officer or director, their participation in the 2005 DSC Plan automatically terminates. The 2005 DSC Plan, as amended, complies with the requirements of Rule 16b-3 of the Exchange Act. Following stockholder approval, a maximum of 200,000 Shares of our common stock may be issued under the 2005 DSC Plan.

                                NEW PLAN BENEFITS

     It is not possible to determine the benefits or amounts that may accrue to
(i) the Executive Group, which consists of W. M. Beard, Chairman and CEO, and Herb Mee, Jr., President and CFO, or (ii) the Non-Executive Director Group, consisting of Allan R. Hallock, Harlon E. Martin, Jr. and Ford C. Price, our three outside directors. No Non-Executive Officers have participated in the Company's previous DSC Plans, and none are currently participating in the 2005 DSC Plan.

     If the 2005 DSC Plan had been in effect for all of fiscal year 2005, if the current participants had each participated in such plan for the entire fiscal year at the rate at which they are currently participating, and if such plan had terminated at the end of the fiscal year, the following results would have been achieved:

                                                            Number of Units         Average         Value per
                                            Amount              Accrued/            Cost per        Share at
          Name and Position              Deferred ($)       Shares Issued<F1>      Unit/Share      Year-end<F2>
          -----------------              ------------       -----------------      ----------      ------------
W. M. Beard, Chairman & CEO                $121,400              64,576              $1.88            $1.25
Allan R. Hallock, Director                   $9,800               5,305              $1.85            $1.25
Harlon E. Martin, Jr., Director              $9,650               5,090              $1.90            $1.25
Ford C. Price, Director                      $9,550               5,206              $1.83            $1.25
Executive Group                            $121,400              64,576              $1.88            $1.25
Non-Executive Director Group                $29,000              15,601              $1.86            $1.25
Non-Executive Officer Employee Group
                                             $-0-                 $-0-                $-0-             N/A
-----------------

<F1>
     Represents the number of Units that would have accrued to the respective participants, and the number of shares of common stock that would been issued to each upon plan termination.
<F2>
     Based upon the sale price of the last shares sold in fiscal year 2005.

     The shares received by the participant in lieu of compensation and fees will be maintained in each participant's Stock Unit Account until (i) the participant ceases to be an officer or director, for any reason, or (ii) termination of the 2005 DSC Plan upon the earlier of the following events: (a) no shares remain available under the 2005 DSC Plan, (b) September 30, 2013, or
(c) action of the Board terminating the 2005 DSC Plan. Upon any of these events, the shares of common stock in each participant's Stock Unit Account will be distributed pursuant to their election instructions. The participants will not have stockholder rights with respect to these shares until such distributions.

     The 2005 DSC Plan may be amended or terminated without stockholder vote or consent of the participants, unless required by Federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the shares are listed or quoted. If a vote is required it will be taken at the next stockholders' meeting after such amendment or modification.

     The 2005 DSC Plan is administered by the Compensation Committee (the "Committee"), which is composed of not less than two members of the Board. No participant shall make any determination relating solely or primarily to his or her own shares or Stock Unit Account. The Committee makes all determinations necessary to administer the 2005 DSC Plan, but each participant solely has the right and authority to make an election to defer compensation and fees pursuant to the 2005 DSC Plan.

     Approval of the adoption of the 2005 DSC Plan requires the affirmative vote of a majority of our outstanding common and preferred stock present in person or represented at the meeting and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE BEARD COMPANY 2005 DEFERRED STOCK COMPENSATION PLAN, AS AMENDED.


                             APPROVAL OF ADOPTION OF
                                THE BEARD COMPANY
                             2006 STOCK OPTION PLAN
                                (Proposal No. 3)

     Subject to approval by our stockholders, our Board of Directors has approved The Beard Company 2006 Stock Option Plan, which we refer to in this document as the "2006 Stock Option Plan".

     The 2006 Stock Option Plan authorizes the Committee to grant nonqualified and incentive stock options to selected employees and non-employee directors. A total of 100,000 shares of common stock have been authorized for award under the 2006 Stock Option Plan.

     A copy of the 2006 Stock Option Plan is attached to this Proxy statement as Exhibit C and the description contained herein is qualified in its entirety by reference to the complete text thereof. Capitalized terms used below and not otherwise defined herein shall have the meaning ascribed to them in the 2006 Stock Option Plan.

Purpose

     The purpose of the 2006 Stock Option Plan is to attract, retain and motivate key management, directors or key professional employees. The shares under the 2006 Stock Option Plan will enable us to attract and retain experienced employees who, by their positions, abilities and diligence, are able to make important contributions to our success.

Key Limitations

     Key limitations of the 2006 Stock Option Plan include:

     o a prohibition against granting options with an exercise price less than the fair market value of our common stock on the date of grant;

     o a maximum ten-year life for any award made under the 2006 Stock Option Plan;

Administration

     The 2006 Stock Option Plan is administered by the Committee. The Committee is responsible for selection of employees and non-employee Directors for awards and for determination of the nature of their awards. The Committee is responsible for the administration of awards granted to participants.

Eligibility for Participation

     Any employee of us and our subsidiaries and any non-employee director is eligible to participate in the 2006 Stock Option Plan. Subject to the provisions of the 2006 Stock Option Plan, the Committee has exclusive power in selecting participants from among the eligible employees and non-employee directors.

Grant of Stock Options

     The 2006 Stock Option Plan provides that both nonqualified stock options and stock options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code may be granted by the Committee.

     The Committee will have the authority to determine the terms and conditions of each option, the number of shares subject to the option, and the manner and time of the option's exercise. As of May 1, 2006, the market value of the common stock underlying the options available for issuance under the 2006 Stock Option Plan was $153,000.

     The exercise price of an option may not be less than the fair market value of our common stock on the date of grant. The fair market value of shares of common stock subject to options is determined by the last sale price of our common stock as reported on the OTC Bulletin Board on the date of grant or, if there have been no such sales of our common stock on the date of grant, the most recent sale price reported as of the date of grant. As of May 1, 2006, the closing price of our common stock as reported on the OTC Bulletin Board was $1.53. The exercise price of an option may be paid in cash, in shares of our common stock or a combination of both; provided that, the exercise price (including required withholding taxes) is paid using shares of our common stock only to the extent such exercise would not result in a variable compensation expense to us for financial accounting purposes. The Committee may permit the exercise of stock options through a broker-dealer acting on a participant's behalf in accordance with procedures adopted by us to ensure that the arrangement will not constitute a personal loan to the participant. Unless sooner terminated, the stock options granted under the 2006 Stock Option Plan expire ten years from the date of the grant.

Termination of Employment

     If a participant's employment is terminated, all unvested awards will terminate unless the Committee accelerates vesting of the award. The vested options must be exercised within three months of termination except in the case of death, disability or retirement, in which case the vested options will be exercisable for a period of one year following termination due to death or disability.

Amending the 2006 Stock Option Plan

     Our Board of Directors may amend the 2006 Stock Option Plan at any time. Our Board of Directors, may not, without stockholder approval, adopt any amendment that would increase the maximum number of shares that may be granted under the 2006 Stock Option Plan (except for certain antidilution adjustments described in the "Adjustments Upon Changes in Capitalization" section of this document), materially modify the 2006 Stock Option Plan's eligibility requirements or materially increase the benefits provided to participants under the 2006 Stock Option Plan.

Change of Control Event

     The unvested portion of any outstanding awards under the 2006 Stock Option Plan will be accelerated upon a change of control event.

Plan Benefits

     Future benefits under the 2006 Stock Option Plan are not currently determinable. On May 1, 2006, our Board of Directors granted options to three key employees of 15,000 shares each, subject to shareholder approval of the 2006 Stock Option Plan.

Adjustments Upon Changes in Capitalization

     The 2006 Stock Option Plan provides that the aggregate number of shares of stock underlying stock options that may be granted under the 2006 Stock Option Plan, the exercise price of such stock options and the total number of shares of stock which may be purchased by a participant on exercise of any outstanding stock option shall be appropriately adjusted or modified by the Committee to reflect any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving us.

U.S. Federal Tax Treatment

     Incentive Stock Option Grant/Exercise. A participant who is granted an incentive stock option does not realize any taxable income at the time of the grant or at the time of exercise (except for alternative minimum tax). Similarly, we are not entitled to any deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant of such option or one year from the date of the exercise of such shares by the participant, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, we will not be entitled to any deduction for federal income tax purposes.

     Nonqualified Stock Option. A participant who is granted a nonqualified stock option does not have taxable income at the time of grant. Taxable income occurs at the time of exercise in an amount equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. We are entitled to a corresponding deduction for the same amount.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE BEARD COMPANY 2006 STOCK OPTION PLAN.


                           RELATED PARTY TRANSACTIONS

     Unitrust Credit Lines. William M. Beard and Lu Beard, as trustees of the William M. Beard and Lu Beard 1988 Charitable Unitrust (the "Unitrust") have provided loans in varying amounts up to a maximum of $3,349,000 at an interest rate of 10% since April of 2000 subject to the terms of a promissory note and a letter loan agreement that have been amended and restated from time to time. In June of 2004 the loan was paid down to $2,785,000 and the term was extended to April 1, 2006. In February of 2005 the loan was paid down to $2,782,900. The term has since been extended twice, most recently to April 1, 2008. The note is secured by the McElmo Dome Collateral (see below).

     In May 2004 the Unitrust also purchased $500,000 of 10% Participating Notes due November 30, 2006, in connection with a $1,200,000 private placement of our notes (the "Participating Notes"). The notes bear interest at an annual rate equal to the Wall Street Journal Prime Rate plus 4%, with a floor of 10%. We paid interest only until November 30, 2004, and then began amortizing the notes with equal payments of principal and interest over the ensuing eight quarters. Complete details of this transaction were enumerated in the Proxy Statement in connection with our 2005 Annual Meeting of Stockholders. The Unitrust borrowed the funds for this purchase from Boatright. As a further condition of the loan from Boatright, a Deed of Trust, Assignment of Production, Security Agreement and Financing Statement was recorded against our working and overriding royalty interests in the McElmo Dome Field in Colorado (the "McElmo Dome Collateral") pursuant to which the Unitrust was granted a security interest pari passu with the other note holder. The assets serving as collateral for these debt instruments had a recorded value on our books of $329,000 as of December 31, 2005.

     In June of 2005, we commenced a private placement of up to $2,004,102 of 12% convertible subordinated notes due August 31, 2009 (the "2009 Notes"). As part of the offering, holders of the remaining $804,102 of Participating Notes were given the right to exchange such notes for the 2009 Notes. In connection with the offering we assumed the obligation to pay the note owed by the Unitrust to Boatright which had a current principal balance of $388,818 in exchange for the Unitrust's release of our $384,102 obligation under our Participating Note that it held, plus $4,716 in cash. Boatright then purchased $390,000 of the 2009 Notes as a renewal and extension of the $388,818 owed to it that we assumed from the Unitrust, plus $1,182 in cash. Boatright retained its lien in the McElmo Dome Collateral to secure our obligations with respect to $388,818 of the Notes. A 2% commission was paid on this transaction to the Placement Agent.

     Borrowings from Other Related Entities. In February of 2005 our 50%-owned subsidiary that owns Xianghe BH Fertilizer Co., Ltd., the owner and operator of our China Segment's fertilizer plant, borrowed $850,000 from our 50% partner. The note, which is unsecured, bears interest at 3.83%, which was the Applicable Federal Mid Term rate on the date of the note. Interest is payable annually commencing on February 14, 2006, and will be paid until the maturity of the note on February 14, 2010.

     In connection with the private placement of 2009 Notes described above, the Allan R. Hallock Trust (the "ARH Trust"), of which our director, Allan R. Hallock, is a co-Trustee and beneficiary with his wife, purchased $100,000 of such notes in July of 2005 and an additional $60,362 of notes in February of 2006. We will pay interest only on a semi-annual basis beginning February 28, 2006 until the August 31, 2009 maturity date, at which time we will make a balloon payment of the outstanding principal balance plus accrued and unpaid interest. The notes are unsecured. The offering provided that all notes issued before November 30, 2005 would have a conversion price of $2.25 per share. The conversion price for notes issued after such date was determined by the weighted average closing price of our common stock during the 90-day period preceding the date each subscription was received. Accordingly, the notes purchased by the Trust in 2005 are convertible into our common stock at an initial conversion price of $2.25 per share; the notes purchased in 2006 are convertible at $1.325 per share. We can force conversion of the notes after February 15, 2007 if the weighted average price of our common stock has been more than two times the conversion price for more than 60 consecutive days.

     During the fourth quarter of 2005 our subsidiary in the Coal Segment borrowed $1,100,000 from a related party for the construction of the Pinnacle Project in West Virginia. The note bears interest at Wall Street Journal Prime plus 2% and is due July 1, 2006. The note is now subject to an agreement (the "February 8 Agreement") between two of our subsidiaries in the Coal Segment, one of which is a partner of the owner of the note. See "Subsequent Events" below.

     Subsequent Events. On February 8, 2006, we filed a Form 8-K advising that two of our wholly-owned subsidiaries in the Coal Segment, Beard Technologies, Inc. ("BTI") and Beard Pinnacle, LLC ("BPLLC") had executed an agreement with the owner of the Pinnacle pond in connection with the Pinnacle Project (the "February 8 Agreement"). The 8-K pointed out that (i) we had previously received and accepted a proposal from a lending institution to provide a $9,000,000 loan for the project and (ii) that affiliates of the pond owner had agreed to provide $2,800,000 of equity and own 50% of BPLLC. Both commitments are subject to the condition that the USDA guarantees at least 70% of the borrowed amount (the "Guaranty"). At this point our loan application is still being reviewed by the USDA, and there is no assurance that the Guaranty will be forthcoming.

     The agreement provided that if BPLLC had not obtained the Guaranty or a third party loan in an amount sufficient to complete the Project on or before April 1, 2006, the pond owner committed to assume control of the project and be responsible for funding or arranging the funding of the project. If additional funding is needed prior to receipt of the Guaranty, the pond owner agreed to provide additional loans to BPLLC to finance construction of the project, and BTI, BPLLC and the Company have agreed to provide certain collateral. As of April 12, 2006 (including $1,100,000 advanced in 2005 and an additional $875,000 which had been advanced prior to the February 8 Agreement) the pond owner had advanced a total of $5,910,000 to finance the construction. On March 23 the amount of BPLLC's note was increased from $5,100,000 to $9,000,000 and the "trigger date" for certain events was extended from April 1, 2006 to May 1, 2006.


           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                (Proposal No. 4)

     On March 9, 2006, the Audit Committee appointed Cole & Reed, P.C. as independent accountants to audit and report on our consolidated financial statements for 2006. Cole & Reed, P.C. has audited and reported on our consolidated financial statements since 2000. Although not formally required, stockholders' ratification of such appointment is requested. To the knowledge of management and the Audit Committee, such accountants do not have any direct, or material indirect, financial interest in us and our subsidiaries, nor have they had any connection during the past three (3) years with us or any of our subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Representatives of Cole & Reed, P.C. are expected to be present at the meeting. They will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

THE AUDIT COMMITTEE RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF COLE & REED, P.C.

     In the event the appointment of Cole & Reed, P.C. should not be ratified by the stockholders, the Audit Committee will make another appointment, to be effective at the earliest feasible time.

                                  VOTE REQUIRED

     The holders of shares entitled to cast a majority of the votes, present in person or by proxy, constitute a quorum for the transaction of business at the meeting. The affirmative vote of holders of our stock entitled to cast a majority of the votes represented at the annual meeting will be required for the approval of the 2005 DSC Plan, the approval of The Beard Company 2006 Stock Option Plan and the approval of the appointment of Cole & Reed, P.C., as our independent auditors for 2006. The election of directors shall be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     The office of our Secretary appoints an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the annual meeting. Neither the corporate law of the State of Oklahoma, the state in which we are incorporated, nor our Certificate of Incorporation or By-Laws have any specific provisions regarding the treatment of abstentions and broker non-votes. It is our policy to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the meeting; to treat abstentions as votes not cast but treat them as shares represented at the meeting for determining results on actions requiring the affirmative vote of a majority of the votes represented at the meeting; and to consider neither abstentions nor broker non-votes in determining the plurality required for election of Directors.

                              STOCKHOLDER PROPOSALS

     The Board of Directors anticipates that next year's annual meeting will be held during the first week of June 2007. Any proposals of stockholders intended to be presented at the 2007 Annual Meeting of Stockholders must be received by us not later than February 6, 2007, in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. For any other proposal that a stockholder wishes to have considered at the 2007 annual meeting, we must receive written notice of such proposal not later than April 22 2007. Proposals that are not received by this date will be considered untimely. In addition, proposals must comply with our bylaws and the rules and regulations of the Securities and Exchange Commission. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No stockholder proposals were received for inclusion in this Proxy Statement.

                                        THE BEARD COMPANY
                                        By Order of the Board of Directors


                                        REBECCA G. VOTH
                                        Rebecca G. Voth
                                        Secretary
Oklahoma City, Oklahoma
June 6, 2006

                                                                       Exhibit A
                                THE BEARD COMPANY
                             AUDIT COMMITTEE CHARTER
                           (As Amended March 9, 2006)

Purpose and Authority

The Audit Committee (the "Committee") is appointed by the Board of Directors. The Committee's primary purposes are to:

     o Monitor the integrity of our financial reporting process and systems of internal controls.

     o    Monitor the independence and performance of our independent auditors.

     o Provide an avenue of communication among the independent auditors, management and the Board of Directors.

     o    Review areas of potential significant financial risk to us.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. At all times, the Committee shall have direct access to the independent auditors as well as anyone in the Company.

Composition

     o Committee members shall meet the requirements of the Securities and Exchange Commission and any other applicable law or regulation. The Committee shall be comprised of three or more members, each of whom shall meet the "independence" requirements of applicable law or regulation and shall be free from any relationship that would interfere with the exercise of his or her independent judgment. At least one member of the Committee shall be a "financial expert" as defined by the Securities and Exchange Commission. All members of the Committee shall be able to read and understand financial statements at the time of their appointment.

          The Committee members shall by approved by the Board, and may be replaced by the Board.

Meetings

     o The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet periodically with management and the independent auditor in separate executive sessions and as a committee to discuss any matters that the Committee or any of these groups believes should be discussed. The Committee may request any of our officers or employees or our outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of the Committee. The Committee may also act by unanimous written consent without a meeting.

Authority and Responsibilities

The Committee shall:

     o Have the sole authority and responsibility to appoint or replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

     o Approve, in advance, all auditing services and permitted non-audit services to be performed for us by our independent auditor, subject to the de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee has delegated authority to the Committee Chairman, when appropriate, to grant advance approvals of audit and permitted non-audit services, provided that any such decisions shall be presented to the full Committee at its next scheduled meeting. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. We shall provide for appropriate funding for payment of compensation to the independent advisor.

     o Make regular reports to the Board of the actions taken by the Committee. The Committee shall review and reassess the adequacy of this Charter annually and submit the Charter to the Board for approval. The Committee shall make certain that the document is included as an exhibit to the proxy statement at least every three years.

In meeting its responsibilities the Committee shall:

  Financial Statement and Disclosure Matters

     o Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in our Form 10-K.

     o Review and discuss with management and the independent auditor, as necessary, our quarterly financial statements prior to the filing of our Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements. The Committee Chairman may represent the entire Committee for purposes of this review and shall consult with the other members of the Committee as he or she deems necessary.

     o Review and discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including any significant changes in our selection or application of accounting principles, any major issues as to the adequacy of our internal controls and any special steps adopted in light of material control deficiencies.

     o    Review and discuss quarterly reports from the independent auditors on:

          a.   All critical accounting policies and practices to be used.

          b. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          c. Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     o Discuss with management our earnings press releases, as well as financial information and earnings guidance provided to analysts.

     o Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on our financial statements.

     o Discuss with management our major financial risk exposures and the steps management has taken to monitor and control such exposures.

     o Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     o Review disclosures made to the Audit Committee by our CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in our internal controls.

  Oversight of our Relationship with the Independent Auditor

     o Obtain and review a report from the independent auditor annually regarding: (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and us.

     o    Consider and review with the external auditors:

          a.   The adequacy of our internal controls.

          b. Any related significant findings and recommendations of the external auditors together with management's responses thereto.

     o Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinion of management. The Committee shall present its conclusions with respect to the independent auditor to the Board.

     o Ensure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by applicable law or listing standards

     o Meet with the independent auditor prior to the audit to discuss the planning, scope and staffing of the audit to assure completeness of coverage, elimination of redundant efforts, and the effective use of audit resources.

  Compliance Oversight Responsibilities

     o Obtain reports from management and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and our Code of Ethics (as implemented under applicable law listing standards), and advise the Board whether or not we are in compliance. Review reports and disclosures of insider and affiliated party transactions.

     o Review and approve all related party transactions between the Company and its officers and directors as required by applicable law and listing standards.

     o Establish procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     o Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding our financial statements or accounting policies.

     o Discuss with our General Counsel any legal or regulatory matters that may have a material impact on our financial statements or compliance policies.

     o Annually prepare a report to shareholders for inclusion in our proxy and information statements.

Limitation on Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that our financial statements and disclosures are complete and accurate and are in compliance with generally accepted accounting principles and applicable rules and regulations. Management has the responsibility for the financial statements and disclosures. The independent auditor has the responsibility for planning and conducting the audits.

The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board of Directors.

                                                                       Exhibit B




                                AMENDMENT NO. ONE

                                       TO

                                THE BEARD COMPANY

                      2005 DEFERRED STOCK COMPENSATION PLAN



                           Adopted: November 17, 2005

                             Amended: April 27, 2006

                                AMENDMENT NO. ONE
                                       TO
                                THE BEARD COMPANY
                      2005 DEFERRED STOCK COMPENSATION PLAN
                                                                        Page
                                                                        ----

ARTICLE I          Purpose and Effective Date  ...........................1

ARTICLE II         Definitions............................................1

ARTICLE III        Shares Available Under the Plan........................3

ARTICLE IV         Administration.........................................3

ARTICLE V          Eligibility............................................3

ARTICLE VI         Deferral Elections In Lieu of Cash Payments............3

ARTICLE VII        Settlement of Stock Units..............................4

ARTICLE VIII       Unfunded Status........................................5

ARTICLE IX         Designation of Beneficiary.............................5

ARTICLE X          Adjustment Provisions..................................5

ARTICLE XI         Compliance with Rule 16b-3.............................6

ARTICLE XII        General Provisions.....................................6

                                AMENDMENT NO. ONE
                                       TO
                                THE BEARD COMPANY
                      2005 DEFERRED STOCK COMPENSATION PLAN


                                    ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

     1.1 Purpose. The Beard Company 2005 Deferred Stock Compensation Plan (the "Plan") is intended to advance the interests of the Company and its shareholders by providing a means to attract and retain highly-qualified persons to serve as Officers and Directors and to promote ownership by Officers and Directors of a greater proprietary interest in the Company, thereby aligning such interests more closely with the interests of shareholders of the Company.

     1.2 Effective Date. This Plan, as amended, shall become effective November 17, 2005 subject to approval of the shareholders of the Company by the affirmative vote of a majority of shares of the Company present, or represented, and entitled to vote on the subject matter, at the 2006 Annual Meeting of Shareholders of the Company at which a quorum is present or by a written consent of the holders of a majority of the Company's then outstanding shares.

                                   ARTICLE II

                                   DEFINITIONS

     The following terms shall be defined as set forth below:

     2.1 "Board" means the Board of Directors of the Company.

     2.2 "Compensation" means all or part of the cash remuneration payable to an Officer in his or her capacity as an Officer.

     2.3 "Committee" means the Compensation Committee of the Board.

     2.4 "Company" means The Beard Company, an Oklahoma corporation, or any successor thereto.

     2.5 "Deferral Date" means the date Fees or Compensation would otherwise have been paid to the Participant.

     2.6 "Director" means any individual who is a member of the Board.

     2.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

     2.8 "Fair Market Value" means the "Market Price" as defined in the Certificate of Designations for the Company's outstanding Series A Convertible Preferred Stock (the "Certificate"); provided, however, that in the event that Fair Market Value is less than the "Conversion Price" as defined in the Certificate, then the Fair Market Value shall be the average of (i) the last sale of such security on any day there are sales of such securities on the OTC Bulletin Board(R), or (ii) if there have been no sales on the OTC Bulletin Board(R) on any day, the best asked price at the end of such day, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day.

     2.9 "Fees" means all or part of any retainer and/or fees payable to a Director in his or her capacity as a Director.

     2.10 "Officer" means any person so designated by the Board.

     2.11 "Participant" means a Director or Officer who defers Fees or Compensation under Article VI of this Plan.

     2.12 "Reconciliation Events" means certain events which cause the amount of Fees or Compensation actually paid during a period to differ from the amount of Fees credited pursuant to Section 6.4, including, but not limited to, the following: an increase or decrease in Fees paid, additional meetings held, missed attendance at certain meetings, newly elected directors and Terminations of Service.

     2.13 "Secretary" means the Corporate Secretary or any Assistant Corporate Secretary of The Beard Company.

     2.14 "Shares" means shares of the common stock of The Beard Company, par value $.000665 per share, or of any successor corporation or other legal entity adopting this Plan.

     2.15 "Stock Units" means the credits to a Participant's Stock Unit Account under Article VI of this Plan, each of which represents the right to receive one Share upon settlement of the Stock Unit Account.

     2.16 "Stock Unit Account" means the bookkeeping account established by the Company pursuant to Section 6.4.

     2.17 "Termination Date" means the date the Plan terminates pursuant to
Section 12.8.

     2.18 "Termination of Service" means termination of service as a Director or Officer in any of the following circumstances:

          (a) Where the Participant voluntarily resigns or retires;

          (b) Where a Director is not re-elected (or elected in the case of an appointed Director) to the Board by the shareholders, or an Officer's employment is terminated by the Company or the Board; or

          (c) Where the Participant dies.

                                   ARTICLE III

                         SHARES AVAILABLE UNDER THE PLAN

     Subject to adjustment as provided in Article X, the maximum number of Shares that may be distributed in settlement of Stock Unit Accounts under this Plan shall not exceed 200,000. Such Shares may include authorized but unissued Shares or treasury Shares.

                                   ARTICLE IV

                                 ADMINISTRATION

     4.1 This Plan shall be administered by the Board's Compensation Committee, or such other committee or individual as may be designated by the Board. Notwithstanding the foregoing, no Director who is a Participant under this Plan shall participate in any determination relating solely or primarily to his or her own Shares, Stock Units or Stock Unit Account.

     4.2 It shall be the duty of the Committee to administer this Plan in accordance with its provisions and to make such recommendations of amendments or otherwise as it deems necessary or appropriate.

     4.3 The Committee shall have the authority to make all determinations it deems necessary or advisable for administering this Plan, subject to the limitations in Section 4.1 and other explicit provisions of this Plan.

                                    ARTICLE V

                                   ELIGIBILITY

     Each Director and Officer of the Company shall be eligible to defer Fees and Compensation under Article VI of this Plan.

                                   ARTICLE VI

                   DEFERRAL ELECTIONS IN LIEU OF CASH PAYMENTS

     6.1 General Rule. Each Director or Officer may, in lieu of receipt of Fees or Compensation, defer such Fees or Compensation in accordance with this Article VI.

     6.2 Timing of Election. Each eligible Director or Officer who wishes to defer Fees or Compensation under this Plan must make an irrevocable written election prior to January 1 of the calendar year in which the Fees or Compensation would otherwise be paid; provided, however, that a newly-elected or appointed Director or Officer ("New Participant Elections"), will be allowed to make an election within 30 days of becoming eligible to defer Fees or Compensation earned after such date. An election by a Director or an Officer previously in effect shall be deemed to be continuing and therefore applicable to Fees or Compensation to be paid unless the Director or Officer revokes or changes such election by filing a new election prior to January 1 of the next year in which Fees or Compensation will be paid.

     6.3 Form of Election. An election shall be made in a manner satisfactory to the Secretary. Generally, an election shall be made by completing and filing the specified election form with the Secretary of the Company within the period described in Section 6.2. At minimum, the form shall require the Director or Officer to specify the following:

          (a) a percentage (for Directors in 25% increments, and for Officers not less than 10% and in 5% increments thereafter), not to exceed an aggregate of 100% of the Fees or Compensation to be deferred under this Plan; and

          (b) the manner of settlement in accordance with Section 7.2.

     6.4 Establishment of Stock Unit Account. The Company will establish a Stock Unit Account for each Participant. All Fees or Compensation deferred pursuant to this Article VI shall be credited to the Participant's Stock Unit Account as of the Deferral Date and converted to Stock Units as follows: The number of Stock Units shall equal the deferred Fees or Compensation divided by the Fair Market Value of a Share on the Deferral Date, with fractional units calculated to three
(3) decimal places.

     6.5 Credit of Dividend Equivalents. As of each dividend payment date with respect to Shares, each Participant shall have credited to his or her Stock Unit Account an additional number of Stock Units equal to: the per-share cash dividend payable with respect to a Share on such dividend payment date multiplied by the number of Stock Units held in the Stock Unit Account as of the close of business on the record date for such dividend divided by the Fair Market Value of a Share on such dividend payment date. If dividends are paid on Shares in a form other than cash, then such dividends shall be notionally converted to cash, if their value is readily determinable, and credited in a manner consistent with the foregoing and, if their value is not readily determinable, shall be credited "in kind" to the Participant's Stock Unit Account.

     6.6 Reconciliations. The Company shall record all Reconciliation Events and, as soon as reasonably practicable after the end of each calendar quarter or after a Termination of Service, make appropriate adjustments to each Participant's Stock Unit Account to reflect such Reconciliation Events; provided, however, the Fair Market Value used to determine such adjustments shall be the same Fair Market Value used to determine the number of Stock Units credited to such Participant's Stock Unit Account.

                                   ARTICLE VII

                            SETTLEMENT OF STOCK UNITS

     7.1 Settlement of Account. The Company will settle a Participant's Stock Unit Account in the manner described in Section 7.2 as soon as administratively feasible following the earlier of (i) notification of such Participant's Termination of Service or (ii) the Termination Date. Notwithstanding the foregoing, no distribution shall be made earlier than six months after the date of Termination of Service with respect to a Participant who is a "key employee" (as defined in I.R.C. Section 416(i)) if the Company's stock is traded on an established securities market at the time of Termination of Service.

     7.2 Payment Options. An election filed under Article VI shall specify whether the Participant's Stock Unit Account is to be settled by delivering to the Participant (or his or her beneficiary) the number of Shares equal to the number of whole Stock Units then credited to the Participant's Stock Unit Accounts, in (a) a lump sum, or (b) substantially equal annual installments over a period not to exceed ten (10) years. If, upon lump sum distribution or final distribution of an installment, less than one whole Stock Unit is credited to a Participant's Stock Unit Account, cash will be paid in lieu of fractional shares on the date of such distribution.

     7.3 Continuation of Dividend Equivalents. If payment of Stock Units is deferred and paid in installments, the Participant's Stock Unit Account shall continue to be credited with dividend equivalents as provided in Section 6.5.

     7.4 In Kind Dividends. If any "in kind" dividends were credited to the Participant's Stock Unit Account under Section 6.5, such dividends shall be payable to the Participant in full on the date of the first distribution of Shares under Section 7.2.

                                  ARTICLE VIII

                                 UNFUNDED STATUS

     The interest of each Participant in any Fees or Compensation deferred under this Plan (and any Stock Units or Stock Unit Account relating thereto) shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units (and, if any, "in kind" dividends) credited thereto, shall at all times be maintained by the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company.

                                   ARTICLE IX

                           DESIGNATION OF BENEFICIARY

     Each Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive the Shares described in Section 7.2 in the event of such Participant's death. The Company may rely upon the beneficiary designation last filed with the Committee, provided that such form was executed by the Participant or his or her legal representative and filed with the Committee prior to the Participant's death.

                                    ARTICLE X

                              ADJUSTMENT PROVISIONS

     In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, or similar corporate transaction or event affects Shares such that an adjustment is determined by the Board or Committee to be appropriate to prevent dilution or enlargement of Participants' rights under this Plan, then the Board or Committee will, in a manner that is proportionate to the change to the Shares and is otherwise equitable, adjust the number or kind of Shares to be delivered upon settlement of Stock Unit Accounts under Article VII.

                                   ARTICLE XI

                           COMPLIANCE WITH RULE 16b-3

     Subject to Section 6.2, it is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with the deferral of Fees and Compensation.

                                   ARTICLE XII

                               GENERAL PROVISIONS

     12.1 No Right to Continue as an Officer or Director. Nothing contained in this Plan will confer upon any Participant any right to continue to serve as an Officer or Director.

     12.2 No Shareholder Rights Conferred. Nothing contained in this Plan will confer upon any Participant any rights of a shareholder of the Company unless and until Shares are in fact issued or transferred to such Participant in accordance with Article VII.

     12.3 Change to the Plan. The Board may amend, alter, suspend, discontinue, extend, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders at the next annual meeting of shareholders having a record date after the date such action was taken if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board determines in its discretion to seek such shareholder approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account.

     12.4 Consideration; Agreements. The consideration for Shares issued or delivered in lieu of payment of Fees or Compensation will be the service of the Officer or Director during the period to which the Fees or Compensation paid in the form of Shares related.

     12.5 Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with this Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other laws, regulations, or contractual obligations of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares delivered under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     12.6 Limitations on Transferability. Stock Units and any other right under the Plan that may constitute a "derivative security" as generally defined in Rule 16a-1(c) under the Exchange Act will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death); provided, however, that such rights may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant in connection with the Participant's estate planning, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Shares on Form S-8 or a successor registration form of the Securities and Exchange Commission. Stock Units and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

     12.7 Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the laws of the State of Oklahoma, without giving effect to principles of conflicts of laws, and applicable federal law.

     12.8 Plan Termination. Unless earlier terminated by action of the Board or Executive Committee of the Board, the Plan will remain in effect until the earlier of (i) such time as no Shares remain available for delivery under the Plan and the Company has no further rights or obligations under the Plan or (ii) November 17, 2015. If the Plan terminates due to the lack of Shares, the Plan will terminate effective November 17 of the year in which this event occurs.

                                                                       Exhibit C


                                THE BEARD COMPANY

                             2006 STOCK OPTION PLAN



                              Adopted: May 1, 2006

                                THE BEARD COMPANY
                             2006 STOCK OPTION PLAN

                                Table of Contents

                                                                            Page
                                                                            ----

ARTICLE I General Provisions..................................................1
  1.1   Purpose...............................................................1
  1.2   General...............................................................1
  1.3   Administration of the Plan............................................1
  1.4   Shares Subject to the Plan............................................1
  1.5   Participation in the Plan.............................................2
  1.6   Determination of Fair Market Value....................................2
  1.7   Grants of Options Under Stock Option Agreement........................2
  1.8   Amendment and Termination of the Plan.................................2
  1.9   Effective Date........................................................2
  1.10  Securities Law Requirements...........................................2
  1.11  Separate Certificates.................................................3
  1.12  Payment for Stock.....................................................3
  1.13  Stock Options and ISO Options Granted Separately......................3
  1.14  Use of Proceeds.......................................................3
  1.15  Non-Transferability of Options........................................3
  1.16  Additional Documents on Death of Participant..........................4
  1.17  Changes in Employment.................................................4
  1.18  Shareholder Rights....................................................4
  1.19  Adjustments Upon Changes in Capitalization............................4
  1.20  Payment of Withholding Taxes..........................................4
  1.21  Assumption of Outstanding Options.....................................5
  1.22  Retirement and Disability.............................................5

ARTICLE II Stock Options......................................................5
  2.1   General Terms.........................................................5
  2.2   Grant and Terms for Stock Options.....................................5
        (a) Option Price......................................................5
        (b) Acceleration of Otherwise Unexercisable Stock Options on
            Retirement, Death, Disability or Other Special Circumstances......6
        (c) Number of Stock Options Granted...................................6
        (d) Notice to Exercise Stock Option...................................6

ARTICLE III ISO Options.......................................................6
  3.1   General Terms.........................................................6
  3.2   Grant and Terms of ISO Options........................................6
        (a) ISO Option Price..................................................7
        (b) Annual ISO Option Limitation......................................7
        (c) Terms of ISO Options..............................................7
        (d) Acceleration of Otherwise Unexercisable ISO Options on
            Retirement, Death, Disability or Other Special Circumstances......7
        (e) Number of ISO Options Granted.....................................8
        (f) Notice to Exercise ISO Option.....................................8

ARTICLE IV Acceleration of Options on Change of Control.......................8
  4.1   Acceleration of Options on Change of Control..........................8

ARTICLE V Options Not Qualifying as Incentive Stock Options...................9

                                THE BEARD COMPANY
                             2006 STOCK OPTION PLAN

                                   ARTICLE I
                               General Provisions

     1.1 Purpose. The purpose of THE BEARD COMPANY 2006 STOCK OPTION PLAN (the "Plan") shall be to attract, retain and motivate key management, directors or key professional employees (the "Participants") of The Beard Company (the "Company") and subsidiaries by way of granting (i) nonqualified stock options ("Stock Options") and (ii) incentive stock options ("ISO Options"). For purposes of this Plan, Stock Options and ISO Options are sometimes collectively herein called "Options." The ISO Options to be granted under the Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and, the Stock Options to be granted are intended to be "nonqualified stock options" as described in Sections 83 and 421 of the Code. Further, under the Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections (e), (f) and (g) of Section 424 of the Code unless the context herein clearly indicates to the contrary.

     1.2 General. The terms and provisions of this Article I shall be applicable to Stock Options and ISO Options unless the context herein clearly indicates to the contrary.

     1.3 Administration of the Plan. The Plan shall be administered by the Compensation and Stock Option Committee ("Committee") appointed by the Board of Directors ("Board") of the Company and consisting of not less than two members from the Board who are not officers or employees of the Company or any subsidiary. The members of the Committee shall serve at the pleasure of the Board and such members shall be ineligible to participate under the Plan during their service as members of the Committee. Committee membership shall be limited to only those members of the Board who have not, during the year preceding their appointment, been granted or awarded any "equity securities" (as such term is defined in Rule 16a-l(d) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor rule) pursuant to the Plan or any other plan of the Company or any of its affiliates. The Committee shall have the power where consistent with the general purpose and intent of the Plan to
(i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) suspend or discontinue the Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan including the form of any "stock option agreements" ("Stock Option Agreements"). Unless otherwise provided in the Plan, the Committee shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Committee shall be final, binding and conclusive. A majority of the Committee shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

     1.4 Shares Subject to the Plan. Shares of stock ("Stock") covered by Stock Options and ISO Options shall consist of One Hundred Thousand (100,000) shares of the voting common stock, par value $.0006665, of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. If any Option for shares of Stock granted to a Participant lapses, or is otherwise terminated, the Committee may grant Stock Options or ISO Options for such shares of Stock to other Participants.

     1.5 Participation in the Plan. The Committee shall determine from time to time those Participants who are to be granted Stock Options and ISO Options and the number of shares of Stock covered thereby. Provided, however, those directors who are not key management employees of the Company, its parent or subsidiaries of the Company shall only be eligible to be granted Stock Options under this Plan.

     1.6 Determination of Fair Market Value. As used in the Plan, "fair market value" shall mean the last sale price of the common stock of the Company as reported by the OTC Bulletin Board (i) on the date of the grant or (ii) if there have been no sales of such securities on the granting date, the most recent sale reported as of the granting date, exercise date, or other relevant date.

     1.7 Grants of Options Under Stock Option Agreement. Each Stock Option or ISO Option granted under this Plan shall be evidenced by the minutes of a meeting of the Committee or by the written consent of the Committee and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Committee may determine, which terms, restrictions and conditions mayor may not be the same in each case.

     1.8 Amendment and Termination of the Plan. The Plan shall terminate at midnight, May 1, 2016, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the holders of a majority of the securities of the Company entitled to vote thereon, increase the aggregate number of shares of Stock which may be purchased under ISO Options granted under the Plan; amend or alter the ISO Price; materially increase the benefit accruing to Participants under the Plan, materially modify the requirements as to eligibility for participation in the Plan; or amend the Plan in any manner which would impair the applicability of Rule 16b-3 as promulgated under the Exchange Act (or any successor rule) to the Plan. Except as provided in this Article I, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option or ISO Option theretofore granted under the Plan without the consent of the affected Participant.

     1.9 Effective Date. The Plan has been approved by the board of directors of the Company on May 1, 2006, and is therefore effective as of such date.

     1.10 Securities Law Requirements. The Company shall have no obligation to issue any Stock hereunder unless such shares are listed on the applicable stock exchange(s), if any, on which the Company's shares of Stock are listed at the time and the issuance of such shares would comply with any applicable federal or state securities laws or any other applicable law or regulations thereunder.

     1.11 Separate Certificates. Separate certificates representing the common stock of the Company to be delivered to a Participant upon the exercise of any Stock Options or ISO Options will be issued to such Participant.

     1.12 Payment for Stock. Payment for shares of Stock purchased under this Plan shall be made in full and in cash or by check, Stock of the Company or a combination thereof, at the time of exercise of the Options as a condition thereof, and no loan or advance shall be made by the Company for the purpose of financing, in whole or in part, the purchase of Stock. In the event that common stock of the Company is utilized as consideration for the purchase of Stock upon the exercise of a Stock Option or an ISO Option, then, such common stock shall be valued at the "fair market value" as defined in Section 1.6 of the Plan. In addition to the foregoing procedure which may be available for the exercise of any Stock Option or ISO Option, the Participant may deliver to the Company a notice of exercise including an irrevocable instruction to the Company to deliver the stock certificate issued in the name of the Participant representing the shares subject to an Option to a broker authorized to trade in the common stock of the Company. Upon receipt of such notice, the Company will acknowledge receipt of the executed notice of exercise and forward this notice to the broker. Upon receipt of the copy of the notice which has been acknowledged by the Company, and without waiting for issuance of the actual stock certificate with respect to the exercise of the Option, the broker may sell the Stock or any portion thereof. Upon receipt of the notice to exercise from the Company, the broker will deliver directly to the Company that portion of the sales proceeds to cover the Option Price and any withholding taxes, if any. Further, the broker may also facilitate a loan to the Participant upon receipt of the notice of exercise in advance of the issuance of the actual stock certificate as an alternative means of financing and facilitating the exercise of any Option. For all purposes of effecting the exercise of an Option, the date on which the Participant gives the notice of exercise to the Company will be the date he becomes bound contractually to take and pay for the shares of Stock underlying the Option. The Committee may also adopt such other procedures which it desires for the payment of the purchase price upon the exercise of a Stock Option or ISO Option which are not inconsistent with the applicable provisions of the Code which relate to Stock Options and ISO Options.

     1.13 Stock Options and ISO Options Granted Separately. Since the Committee is authorized to grant Stock Options and ISO Options to Participants, the grants thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under the Plan, the grant or exercise of a Stock Option shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of an ISO Option shall in no manner affect the grant and exercise of any Stock Options.

     1.14 Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

     1.15 Non-Transferability of Options. Except as otherwise herein provided, any Option granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by him. More particularly (but without limiting the generality of the foregoing), the Option shall not be assigned, transferred (except as provided above), pledged or hypothecated in any way whatsoever, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

     1.16 Additional Documents on Death of Participant. No transfer of an Option by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option of the terms and conditions of such Option.

     1.17 Changes in Employment. So long as the Participant shall continue to be an employee of the Company or its parent or one of its subsidiaries, any Option granted to him shall not be affected by any change of duties or position. Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue in the employ of the Company or its parent or any of its subsidiaries, or interfere in any way with the right of the Company or its parent or any of its subsidiaries to terminate his employment at any time.

     1.18 Shareholder Rights. No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

     1.19 Adjustments Upon Changes in Capitalization. The aggregate number of shares of Stock under Stock Options and ISO Options granted under the Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock Option and an ISO Option shall be appropriately adjusted or modified by the Committee to reflect any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company. Provided, any such adjustment shall be made in such a manner as to not constitute a modification as defined in Section 424(h) of the Code.

     1.20 Payment of Withholding Taxes. Except as provided in Section 1.12 herein, no exercise of any Option shall be permitted, nor shall any Stock be issued to any Participant until the Company receives full payment for the Stock purchased which shall include any required state and federal withholding taxes. Further, upon the exercise of any Stock Option, the Participant may direct the Company to retain from the shares of Stock to be issued upon exercise of the Stock Option that number of initial shares of Stock (based on fair market value) that would be necessary to satisfy the requirements for withholding any amounts of taxes due upon the exercise of such Stock Option. In the event that the Participant disposes of any Stock acquired by the exercise of an ISO Option within the two-year period following grant, or within the one-year period following exercise, of the ISO Option, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements.

     1.21 Assumption of Outstanding Options. To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization, liquidation or other corporate transaction shall assume Options outstanding under the Plan or issue new Options in place of outstanding Options under the Plan with such assumption to be made on a fair and equivalent basis in accordance with the applicable provisions of Section 424(a) of the Code; provided, in no event will such assumption result in a modification of any Option as defined in Section 424(h) of the Code.

     1.22 Retirement and Disability. For the purpose of this Plan, "Retirement" shall mean the voluntary termination of employment of a Participant with the Company, its parent or any of its subsidiaries after attaining at least 55 years of age; and, "Disability" shall mean termination of employment of a Participant after incurring a "disability" as defined in Section 22(e)(3) of the Code.

                                   ARTICLE II
                                  Stock Options

     2.1 General Terms. With respect to Stock Options granted on or after the effective date of the Plan, the following provisions of this Article II shall apply. The Stock Options granted under this Article II are intended to be "nonqualified stock options" as described in Sections 83 and 421 of the Code.

     2.2 Grant and Terms for Stock Options. Stock Options shall be granted on the following terms and conditions. Stock Options shall only be granted to key management employees, directors or key professional employees of the Company, its parent or any subsidiary of the Company. No Stock Option shall be exercisable more than ten (10) years from the date of grant. Subject to such limitations, the Committee shall have the discretion to fix the period ("Option Period") during which Stock Options may be exercised. At all times during the period commencing with the date a Stock Option is granted to a Participant and ending on the earlier of the expiration of the Option Period applicable to such Stock Option or the date which is three (3) months prior to the date the Stock Option is exercised by such Participant, such Participant must be an employee or a director of either (i) the Company, (ii) a parent or a subsidiary corporation of the Company, or (iii) a corporation or parent or a subsidiary corporation of such corporation issuing or assuming a Stock Option in a transaction to which
Section 424(a) of the Code applies. Provided, in the case of a Participant who has incurred a Disability, the aforesaid three (3) month period shall mean a one
(1) year period. Provided further, in the event a Participant's employment or director's position is terminated by reason of his death, his personal representative may exercise any unexercised Stock Option granted to the Participant under the Plan at any time within one (1) year after the Participant's death but in any event not after the expiration of the Option Period applicable to such Stock Option.

          (a) Option Price. The option price ("Option Price") for shares of Stock subject to any Stock Option shall be determined by the Committee, but in no event shall such Option Price be less than the "fair market value" of the Stock on the date of grant. Provided further, in no event shall the Option Price be less than the par value of the Stock.

          (b) Acceleration of Otherwise Unexercisable Stock Options on Retirement, Death, Disability or Other Special Circumstances. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment due to Retirement, (ii) a Participant who terminates employment due to a Disability,
(iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment or his director's position upon the occurrence of special circumstances (as determined by the Committee) to purchase (within three (3) months of such date of termination of employment or one (1) year in the case of a deceased Participant or a Participant suffering a Disability) all or any part of the shares subject to any Stock Option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not yet accrued on such date.

          (c) Number of Stock Options Granted. Participants may be granted more than one Stock Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company, its parent, or a subsidiary of the Company which have supervisory authority over such Participants. The granting of a Stock Option under the Plan shall not affect any outstanding Stock Option previously granted to a Participant under the Plan (or any other plans of the Company).

          (d) Notice to Exercise Stock Option. Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary or Personnel Manager of the Company, or other officer designated by the Committee, at the Company's principal office. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased under the Stock Option, including any required state and federal withholding taxes; provided, however, nothing herein shall be construed as requiring payment of withholding taxes at the time of exercise if payment of taxes is deferred pursuant to any provision of the Code, and actions are taken which are designed to reasonably insure payment of withholding taxes when due.

                                  ARTICLE III
                                  ISO Options

     3.1 General Terms. With respect to ISO Options granted on or after the effective date of the Plan the following provisions in this Article III shall apply to the exclusion of any inconsistent provision in any other Article in this Plan since the ISO Options to be granted under the Plan are intended to qualify as "incentive stock options" as defined in Section 422 of the Code.

     3.2 Grant and Terms of ISO Options. ISO Options may be granted only to key management or key professional employees of the Company, its parent or any subsidiary of the Company. No ISO Options shall be granted to any person who is not eligible to receive "incentive stock options" as provided in Section 422 of the Code. No ISO Options shall be granted to any key management or key professional employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 422 and Section 424( d) of the Code). Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price (as defined below) is at least 110% of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is exercisable no more than five (5) years from the date such ISO Option is granted.

          (a) ISO Option Price. The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Committee, but in no event shall such ISO Price be less than the greater of (a) the "fair market value" of the Stock on the date of grant or (b) the par value of the Stock.

          (b) Annual ISO Option Limitation. With respect to ISO Options granted, in no event during any calendar year will the aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock for which the Participant may first have the right to exercise under an ISO Option granted under all "incentive stock option" plans qualified under Section 422 of the Code which are sponsored by the Company, its parent and its subsidiary corporations exceed $100,000.

          (c) Terms of ISO Options. ISO Options shall be granted on the following terms and conditions: No ISO Option shall be exercisable more than ten
(10) years from the date of grant. Subject to such limitations, the Committee shall have the discretion to fix the period (the "ISO Period") during which any ISO Option may be exercised. ISO Options granted shall not be transferable except by wi1l or by laws of descent and distribution. At all times during the period commencing with the date an ISO Option is granted to a Participant and ending on the earlier of the expiration of the ISO Period applicable to such ISO Options or the date which is three (3) months prior to the date the ISO Option is exercised by such Participant, such Participant must be an employee of either
(i) the Company, (ii) a parent or a subsidiary corporation of the Company, or
(iii) a corporation or a parent or a subsidiary corporation of such corporation issuing or assuming an ISO Option in a transaction to which Section 424(a) of the Code applies. Provided, in the case of a Participant who incurs a Disability, the aforesaid three (3) month period shall mean a one (1) year period. Provided further, in the event a Participant's employment is terminated by reason of his death, his personal representative may exercise any unexercised ISO Option granted to the Participant under the Plan at any time within one (1) year after the Participant's death but in any event not after the expiration of the ISO Period applicable to such ISO Option.

          (d) Acceleration of Otherwise Unexercisable ISO Options on Retirement, Death, Disability or Other Special Circumstances. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment due to Retirement, (ii) a Participant who terminates employment due to a Disability,
(iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment upon the occurrence of special circumstances (as determined by the Committee) to purchase (within three (3) months of such date of termination of employment or one (1) year in the case of a deceased Participant or a Participant suffering a Disability) all or any part of the shares subject to any ISO Option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date.

          (e) Number of ISO Options Granted. Subject to the applicable limitations contained in the Plan with respect to ISO Options, Participants may be granted more than one ISO Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company, its parent or a subsidiary of the Company which have supervisory authority over such Participants. Further, the granting of an ISO Option under the Plan shall not affect any outstanding ISO Option previously granted to a Participant under the Plan.

          (f) Notice to Exercise ISO Option. Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated .by the Committee, at the Company's main office in Oklahoma City, Oklahoma. No Stock shall be issued to any Participant until the Company receives full payment for Stock purchased under the ISO Option.

                                   ARTICLE IV
                  Acceleration of Options on Change of Control

     4.1 Acceleration of Options on Change of Control. In the event that a Change of Control (as defined herein) has occurred with respect to the Company, any and all ISO Options and Stock Options become automatically fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the Participant. For the purposes of this Section 4.1, the term "Change of Control" shall mean:

          (i) The acquisition in a transaction or a series of transactions by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), of beneficial ownership, of 30% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities; provided, however, that any acquisition of beneficial ownership of common stock or voting securities of the Company which is less than 30% of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities shall be deemed to be a "change of control" for the purposes of this Agreement if a majority of the Incumbent Board determines that such acquisition has caused a change of control to occur;

          (ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

          (iii) Approval by the stockholders of the Company of (A) a reorganization, merger or consolidation, in each case with respect to which the stockholders of the Company will not, immediately after consummation thereof, own more than 50% of the combined voting power of the then outstanding voting securities of either (a) the consolidated company or the surviving company in the reorganization or merger, or (b) any company which prior to the consolidation, reorganization or merger owned 50% or more of the combined voting power of its then outstanding voting securities; provided, however, no Change of Control shall be deemed to have occurred if members of the Incumbent Board will, immediately thereafter, constitute at least a majority of the board of directors of the consolidated or surviving company, or any company which owns, directly or indirectly, at least a majority of the voting power of the consolidated or surviving company's outstanding voting securities, and the Incumbent Board has determined, prior to such shareholder approval, that a Change of Control shall not be deemed to result from such transaction; or (B) a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company.

                                   ARTICLE V
                Options Not Qualifying as Incentive Stock Options

     With respect to all or any portion of any Option granted under the Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such Option shall be considered as a Stock Option granted under this Plan for all purposes. Further, this Plan and any ISO Options granted hereunder shall be deemed to have incorporated by reference all the provisions and requirements of
Section 422 of the Code (and the Treasury Regulations issued thereunder) which are required to provide that all ISO Options granted hereunder shall be "incentive stock options" described in Section 422 of the Code.

PROXY                          THE BEARD COMPANY
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR STOCKHOLDERS MEETING ON JULY 11, 2006

     The undersigned stockholder of The Beard Company, an Oklahoma corporation, hereby appoints W. M. Beard and Herb Mee, Jr. or either of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of stock of The Beard Company owned by the undersigned in all matters coming before the 2006 Annual Meeting of Stockholders (or any adjournment thereof) of The Beard Company to be held at the Waterford Marriott Hotel, located at 6300 Waterford Boulevard, Oklahoma City, Oklahoma 73118 on Tuesday, July 11, 2006 at 9:00 a.m. local time. The Board of Directors recommends a vote "FOR" the following matters, all as more specifically set forth in the Proxy Statement:


1.  Election of Directors:

        [__] FOR all the nominees listed below
        [__] WITHHOLD AUTHORITY to vote for the nominees listed below


           Allan R. Hallock - three year term expiring in 2009
           Ford C. Price  -  three year term expiring in 2009

2. Approval of the adoption of The Beard Company 2005 Deferred Stock Compensation Plan, as amended.

        [__] FOR              [__] AGAINST            [__] ABSTAIN

3.   Approval of the adoption of The Beard Company 2006 Stock Option Plan.

        [__] FOR              [__] AGAINST            [__] ABSTAIN

4. Ratification of the Appointment of Cole & Reed, P. C. as independent accountants to audit the Company's consolidated financial statements for 2006.

        [__] FOR              [__] AGAINST            [__] ABSTAIN


     In their discretion, the Proxies are authorized to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED AND "FOR" ITEMS 2, 3 AND 4.

                        Dated____________________________________________, 2006


                         ______________________________________________________
                                             (Signature)

                         ______________________________________________________
                                      (Signature if held jointly)


                                Please sign exactly as your name appears on your stock certificate indicating your official position or representative capacity, if applicable; if shares are held jointly, each owner should sign.
                                IMPORTANT: PLEASE SIGN, DATE AND RETURN
                                THIS PROXY BEFORE THE DATE OF THE ANNUAL
                                MEETING IN THE ENCLOSED ENVELOPE.